Exhibit 14.2


                        THE JEFFERSON FUND GROUP TRUST
                        PROTOTYPE DEFINED CONTRIBUTION
                               RETIREMENT PLAN

                   Profit Sharing Plan AA - Plan No. 01-001
                      Pension Plan AA - Plan No. 01-002

                        THE JEFFERSON FUND GROUP TRUST
                        PROTOTYPE DEFINED CONTRIBUTION
                               RETIREMENT PLAN

                   Profit Sharing Plan AA - Plan No. 01-001
                      Pension Plan AA - Plan No. 01-002

                        THE JEFFERSON FUND GROUP TRUST
                        PROTOTYPE DEFINED CONTRIBUTION
                               RETIREMENT PLAN


                              Table of Contents
                              -----------------


                                                                      Page
                                                                      ----
ARTICLE I.     INTRODUCTION                                            1

ARTICLE II.   DEFINITIONS                                              2

ARTICLE III.   PARTICIPATION..................................         10
     Section 3.1..Participation at Effective Date                      10
     Section 3.2..Participation after Effective Date                   10
     Section 3.3..Reentry                                              10
     Section 3.4..Participation by an Owner-Employee of More Than
                 One Trade or Business...........................      10

ARTICLE IV.  CONTRIBUTIONS.......................................      12
     Section 4.1. Employer Profit Sharing Contributions..........      12
     Section 4.2. Employer Pension Contributions.................      13
     Section 4.3. Participant Voluntary Contributions............      14
     Section 4.4. Time for Making Contributions..................      15
     Section 4.5. Leased Employees...............................      15
     Section 4.6. Rollovers and Transfers........................      15

ARTICLE V.     CASH OR DEFERRED ARRANGEMENT (CODE SECTION 401(k))      16
     Section 5.1.Cash or Deferred Arrangement (Code Section 401(k))    16
     Section 5.2. Elective Deferrals.............................      16
     Section 5.3. Matching Contributions.........................      20
     Section 5.4. Qualified Matching Contributions and Qualified
                  Non-Elective Contributions.....................      24
     Section 5.5. Special Distribution Rules.....................      24
     Section 5.6. Definitions....................................      26

ARTICLE VI.    SECTION 415 LIMITATIONS...........................      30
     Section 6.1. Employers Maintaining Only this Plan...........      30
     Section 6.2..Employers Maintaining Other Master or Prototype
                   Defined Contribution Plans....................      31
     Section 6.3.Employers Maintaining Other Defined Contribution
                  Plans..........................................      32
     Section 6.4..Employers Maintaining Defined Benefit Plans          32
     Section 6.5. Definitions....................................      32

ARTICLE VII.   PARTICIPANTS' ACCOUNTS............................      36
     Section 7.1. Separate Accounts..............................      36
     Section 7.2. Vesting........................................      36
     Section 7.3. Computation of Vesting Service.................      36
     Section 7.4. Allocation of Forfeitures......................      37

ARTICLE VIII.  PAYMENT OF BENEFITS...............................      38
     Section 8.1. Benefits Payable Under the Plan................      38
     Section 8.2. Manner of Distributions........................      39
     Section 8.3. Commencement of Payments.......................      43
     Section 8.4. Payment of Small Amounts.......................      47
     Section 8.5. Persons Under Legal or Other Disability........      48
     Section 8.6. Withdrawals from Profit Sharing Plan...........      48
     Section 8.7.Transfer of Benefits to Eligible Retirement Plan      49

ARTICLE IX.    ESTABLISHMENT OF TRUST ACCOUNT; INVESTMENTS.......      50
     Section 9.1. Trust Account..................................      50
     Section 9.2. Receipt of Contributions.......................      50
     Section 9.3. Investment of Account Assets...................      50
     Section 9.4. Exclusive Benefit..............................      51
     Section 9.5. Expenses.......................................      51
     Section 9.6. Voting.........................................      51
     Section 9.7. Reports of the Trustee and Administrator.......      52
     Section 9.8. Limitation of Trustee's Duties and Liability...      52

ARTICLE X.     AMENDMENT AND TERMINATION.........................      54
     Section 10.1. Amendment.....................................      54
     Section 10.2. Termination...................................      55

ARTICLE XI.    FIDUCIARY RESPONSIBILITIES........................      56
     Section 11.1. Administrator.................................      56
     Section 11.2. Powers of Administrator.......................      56
     Section 11.3. Records and Reports...........................      56
     Section 11.4. Other Administrative Provisions...............      56
     Section 11.5. Claims Procedure..............................      57
     Section 11.6. Claims Review Procedure.......................      57

ARTICLE XII.   AMENDMENT AND CONTINUATION OF ORIGINAL PLAN.......      58

ARTICLE XIII.  TOP-HEAVY PROVISIONS..............................      60
     Section 13.1. Effect of Top-Heavy Status....................      60
     Section 13.2. Additional Definitions........................      60
     Section 13.3. Minimum Allocations...........................      62
     Section 13.4. Benefit Limit Change..........................      63

ARTICLE XIV.   MISCELLANEOUS.....................................      64
     Section 14.1. Rights of Employees and Participants..........      64
     Section 14.2. Merger With Other Plans.......................      64
     Section 14.3. Non-Alienation of Benefits....................      64
     Section 14.4. Failure to Qualify............................      64
     Section 14.5. Mistake of Fact; Disallowance of Deduction....      65
     Section 14.6. Participation under Prototype Plan............      65
     Section 14.7. Gender........................................      65
     Section 14.8. Headings......................................      65
     Section 14.9. Governing Law.................................      65

                        THE JEFFERSON FUND GROUP TRUST
                        PROTOTYPE DEFINED CONTRIBUTION
                               RETIREMENT PLAN

                           ARTICLE I. INTRODUCTION
                           -----------------------

          This Plan, which is made available by The Jefferson Fund Group Trust has been adopted by the Employer named in the Adoption Agreement(s) as a qualified money purchase pension and/or profit sharing plan for its eligible employees which is intended to qualify under Code Section 401(a). The Employer's Plan shall consist of the following provisions, together with the Adoption Agreement(s).

                       ARTICLE II.  DEFINITIONS
                       ------------------------

  Section 2.1. "Account" means the account or accounts maintained by the Trustee
  ------------  -------
for a Participant, as described in Article VII.


  Section 2.2. "Administrator" means the plan administrator and fiduciary of the
  ------------  -------------
Plan with authority and responsibility to control and manage the operation and administration of the Plan in accordance with its terms and to comply with the reporting, disclosure and other requirements of ERISA. Unless a different Administrator is appointed by the Employer, the Administrator shall be the Employer.


  Section 2.3. "Beneficiary" means the person or persons designated by a
  -----------   ----------
Participant or otherwise entitled to receive benefits in the event of the Participant's death as provided herein. Such designation shall be made in writing and in such form as may be required by the Administrator, and shall be filed with the Administrator. Any designation may include contingent or successive Beneficiaries. Where such designation has been properly made, distribution of benefits shall be made directly to such Beneficiary or Beneficiaries. The Beneficiary or Beneficiaries designated by a Participant may be changed or withdrawn at any time from time to time, by the Participant, but only by filing with the Administrator a new designation, and revoking all prior designations. The most recent valid designation on file with the Administrator at the time of the Participant's death shall be the Beneficiary.
Notwithstanding the foregoing, in the event the Participant is married at the time of his death, the Beneficiary shall be the Participant's surviving spouse unless such spouse consented in writing to the designation of an alternative Beneficiary after notice of the spouse's rights and such consent was witnessed by a Plan representative appointed by the Administrator or a notary public as provided in Section 8.2(a) hereof. In the event no valid designation of Beneficiary is on file with the Administrator at the date of death or no designated Beneficiary survives him, the Participant's spouse shall be deemed the Beneficiary; in the further event the Participant is unmarried or his spouse does not survive him, the Participant's estate shall be deemed to be his Beneficiary.


 Section 2.4. "Break in Service" means a Plan Year in which a Participant fails
 -----------   ----------------
to complete at least five hundred one (501) Hours of Service. Breaks in Service and Years of Service will be measured on the same vesting computation period.


 Section 2.5. "Code" means the Internal Revenue Code of 1986, as interpreted by
 -----------   ----
applicable regulations and rulings issued pursuant thereto, all as amended and in effect from time to time. Reference to a Code Section shall include that Section, and any comparable section or sections of any future legislation that amends, supplements or supersedes that Section.


 Section 2.6. "Compensation" is defined as wages within the meaning of Section
 -----------   ------------
3401(a) of the Code and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or locations of the employment or the services performed. For any Self-Employed Individual covered under the Plan, Compensation shall mean such individual's Earned Income.

          For Plan Years beginning after December 31, 1988, the maximum amount of Compensation taken into account under the Plan for a Participant in any Plan Year shall not exceed two hundred thousand dollars ($200,000) or such greater amount as permitted by the Secretary of the Treasury, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. If the Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

          For purposes of this limitation, the family aggregation rules of Code
Section 414(q)(6) shall apply, except that the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of such year. If, as a result of the application of such rules the adjusted two hundred thousand dollars ($200,000) limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if the Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

          In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual Compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit st forth in this provision.

          If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000

 Section 2.7.  "Disability" means a mental or physical condition of injury or
 -----------    ----------
sickness, as determined by the Administrator based upon the report of a medical examiner satisfactory to the Employer, which prevents a Participant from carrying out the duties of his position and which is likely to be permanent. Any such determination by the Administrator shall be made in a uniform and nondiscriminatory manner.


 Section 2.8. "Earned Income" means net earnings from self-employment in the
 -----------   -------------
trade or business with respect to which the Plan is established for which the personal services of the individual are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings shall be reduced by contributions by the Employer to a qualified plan to the extent deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the Employer under Code Section 164(f) for taxable years beginning after December 31, 1989.


 Section 2.9. "Effective Date" means the date as of which this Plan is
 -----------   --------------
initially effective as indicated in item 3 of the Adoption Agreement.


 Section 2.10. "Elective Deferrals" means any Employer contributions made to the
 ------------   ------------------
Plan at the election of a participating Employee, in lieu of payment of an equal amount to the participating Employee in cash as Compensation pursuant to Section
5.2 hereof, and shall include contributions made pursuant to a salary reduction agreement or other deferral method. With respect to any taxable year, a participating Employee's Elective Deferrals are the sum of all employer contributions made on behalf of such Employee pursuant to an election to defer under any qualified CODA as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made on the behalf of a participating Employee for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement.


Section 2.11. "Employee" means an individual employed by the Employer
------------   --------
(including any eligible Self-Employed Individual) or any Related Employer adopting this Plan except as excluded pursuant to item 4 of the Adoption Agreement. The term Employee shall also include any individual who is a Leased Employee, unless excluded pursuant to item 4 of the Adoption Agreement.


Section 2.12. "Employer" means any entity adopting the Plan.
------------  ---------

Section 2.13. "Employer Pension Contributions"  means the contributions made by
------------   ------------------------------
the Employer pursuant to Section 4.2 hereof if elected in item 6 of the Adoption Agreement (Pension Plan).

Section 2.14. "Employer Profit Sharing Contributions" means the contributions
-------------  ------------------------------------
made by the Employer pursuant to Section 4.1 hereof if elected in item 6 of the Adoption Agreement (Profit Sharing Plan).


Section 2.15.  "ERISA" means the Employee Retirement Income Security Act of
------------    -----
1974, as interpreted and applied under regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.


Section 2.16.  "Hour of Service" means:
------------    ----------------------

         (a) Each hour for which an Employee is paid, or entitled to payment for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

         (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than five hundred one
(501) Hours of service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         (d) Solely for purposes of determining whether a Break in Service, as defined in Section 2.4, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) hours of service per normal workday of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

          (i)  by reason of the pregnancy of the individual;

          (ii) by reason of a birth of a child of the individual;

          (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or

           (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

The Hours of Service credited under this Section 2.16 shall be credited (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases the following computation period.

        (e) Hours of Service shall be determined on the basis of actual hours for which an Employee is paid or entitled to payment unless a different method of determining Hours of Service is selected in item 4(A) of the Adoption Agreement.

        (f) In the event the Employer maintains the plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Employer. Hours of Service will be credited for employment with members of an affiliated service group under Code Section 414(m), a controlled group of corporations under Code Section 414(b), or a group of trades or businesses under common control under Code Section 414(c) of which the Employer is a member and any other entity required to be aggregated with the Employer pursuant to Code
Section 414(o) and the Regulations thereunder. Hours of Service will also be credited for any Leased Employee for purposes of this Plan under Code Sections 414(n) or (o) and the Regulations thereunder, unless excluded under item 4 of the Adoption Agreement.

Section 2.17.  "Investment Company" means the Jefferson Growth and Income Fund
------------    -------------------
and/or any other regulated investment company designated by the Plan Sponsor as being available for the investment of contributions hereunder.


Section 2.18.  "Investment Company Shares" means the shares of each Investment
------------    --------------------------
Company.


Section 2.19.   "Leased Employee" means any individual who is considered a
------------     ---------------
leased employee within the meaning of Code Sections 414(n) or (o). For purposes of this Section, a Leased Employee means any person who, pursuant to an agreement between the Employer and any other person (which may include the Leased Employee), has performed services for the Employer (or for the Employer and any Related Employer) in a capacity other than as a common law employee on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer. Notwithstanding the foregoing, no individual shall be considered to be a Leased Employee if (a) such individual is covered by a money purchase pension plan providing: (i) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the individual's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), (ii) immediate participation, and
(iii) full and immediate vesting and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer's nonhighly compensated work force. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.


Section 2.20. "Matching Contribution" means an Employer contribution made to
-----------    ---------------------
the Plan or any other defined contribution plan on behalf of a participating Employee on account of a participating Employee's Elective Deferrals pursuant to
Section 5.3 hereof or on account of any employee contributions or elective deferrals made to any other plan.


Section 2.21. "Net Profits" means the current or accumulated earnings of the
------------   -----------
Employer before federal and state taxes and contributions to this or any other qualified plan.

Section 2.22. "Normal Retirement Age" means age 65 or such other age as
------------   ---------------------
selected in item 12 of the Adoption Agreement (Profit Sharing Plan) and item 9 of the Adoption Agreement (Pension Plan). If the Employer enforces a mandatory retirement age, the Normal Retirement Age shall be the lesser of such mandatory retirement age or the age specified in the Adoption Agreement.


Section 2.23. "Original Plan" means any defined contribution plan which meets
------------   -------------
the requirements of Code Section 401 and referred to in Article XIII of the Plan.


Section 2.24. "Owner-Employee" means an individual who is a sole proprietor, or
------------   --------------
who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.


Section 2.25. "Participant" means each Employee (including any eligible Self-
------------   ----------
Employed Individual) who has completed the requirements for eligibility specified in Section 3.1 hereof. Each such Employee shall become a Participant as of the earlier of: (i) the first day of the Plan Year or (ii) the first day of the seventh month of the Plan Year beginning after he completes such requirements.


Section 2.26. "Participant Voluntary Contributions"  means contributions by a
-------------  -----------------------------------
Participant under the Plan pursuant to Section 4.3, if elected in item 9 of the Adoption Agreement (Profit Sharing Plan) and item 8 of the Adoption Agreement (Pension Plan).

Section 2.27. "Pension Plan" means the feature of the Plan pursuant to which
------------   ------------
the Employer makes Employer Pension Contributions. Such feature applies only to the extent elected in item 6 of the Adoption Agreement (Pension Plan).


Section 2.28. "Plan" means this prototype profit sharing plan and/or money
------------   ----
purchase pension plan and trust, together with the appropriate Adoption Agreement(s), as set forth herein and as may be amended from time to time. As used herein, the term Plan shall mean either or both the money purchase pension plan and the profit-sharing plan depending on whether the Employer has adopted one or both plans.


Section 2.29. "Plan Sponsor" means Uniplan, Inc.
------------   ------------

Section 2.30. "Plan Year" means the twelve (12) consecutive month period
------------   ---------
designated in item 2 of the Adoption Agreement. The first Plan Year shall commence on the Effective Date.


Section 2.31. "Profit Sharing Plan" means the features of the Plan pursuant to
------------   -------------------
which all contributions, other than Employer Pension Contributions, are made to the Plan, including any contributions pursuant to the cash or deferred arrangement (Section 401(k)) described in Article V hereof. Such features apply only to the extent elected in items 6 and/or 8 of the Adoption Agreement (Profit Sharing Plan).

Section 2.32. "Related Employer" means an organization which, together with the
------------   ----------------
Employer, constitutes (i) a controlled group of corporations as defined in Code
Section 414(b); (ii) trades or businesses under common control as defined in Code Section 414(c); (iii) an affiliated service group as defined in Code
Section 414(m); or (iv) a group of employers required to be aggregated under Code Section 414(o).


Section 2.33. "Self-Employed Individual" means an individual who has Earned
-----------    ------------------------
Income for the taxable year from the trade or business for which.the Plan was established or who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.


Section 2.34. "Trustee" means Firstar Trust Company, or any successor thereto.
------------   -------

Section 2.35. "Trust Fund" means all of the assets held under the Plan.
------------   ----------

Section 2.36. "Valuation Date" means the last day of each Plan Year and such
------------   ---------------
other times as shall be determined by the Administrator.


Section 2.37. "Year of Employment" means the twelve (12) consecutive month
------------   ------------------
period, beginning on the date the Employee first performs an Hour of Service or any anniversary thereof, in which the Employee completes at least one thousand (1,000) Hours of Service or such lesser number of Hours of Service as selected in item 4 of the Adoption Agreement.

Section 2.38."Year of Service" means a Plan Year in which the Employee
-----------   ----------------
completes at least one thousand (1,000) Hours of Service or such lesser number of Hours of Service as selected in item 7 of the Adoption Agreement.

                     ARTICLE III. PARTICIPATION
                     --------------------------

Section 3.1. Participation at Effective Date.  Each Employee shall become a
-----------  -------------------------------
Participant on the Effective Date, if on the Effective Date such Employee has completed the number of Years of Employment and has attained age 21 or such lesser age as elected in item 4 of the Adoption Agreement.


Section 3.2.  Participation after Effective Date.  Each Employee who did not
-----------   -----------------------------------
become a Participant as of the Effective Date, including future Employees, shall be entitled to become a Participant in accordance with Section 2.27 after such Employee has completed the number of Years of Employment and has attained age 21 or such lesser age as elected in item 4 of the Adoption Agreement.


Section 3.3. Reentry.  A former Participant shall become a Participant
-----------  -------
immediately upon his return to employment with the Employer or his return to an eligible class of Employees, whichever is applicable. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee will become a Participant in accordance with
Section 3.2 above; provided that if the Employee has previously satisfied the eligibility requirements of Section 3.2, the Employee shall become a Participant immediately upon becoming a member of the eligible class of Employees.

Section 3.4. Participation by an Owner-Employee of More Than One Trade or
-----------  ------------------------------------------------------------
Business.
---------

        (a) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business with respect to which this Plan is established, and one or more other trades or businesses, this Plan and the plan established with respect to such other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) with respect to the employees of this and all such other trades or businesses.

        (b) If this Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of each such other trade or business must be included in a plan which satisfies Code Section 401(a) and (d) and which provides contributions and benefits not less favorable than provided for such Owner-Employees under this Plan.

        (c) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which he does not control, and such individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trade or business which he or she does control must be as favorable as those provided for him or her under the most favorable plan of the trade or business which he or she does not control.

        (d) For purposes of the preceding subparagraphs, an Owner-Employee, or two or more Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such two or more Owner-Employees together, own the entire interest in an unincorporated trade or business, or, in the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in such partnership. For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

        (e) Employees and Owner-Employees of trades or businesses which are under common control (within the meaning of Code Section 414(c)) and Employees and Owner-Employees of the members of an affiliated service group (within the meaning of Code Section 414(m)) or of a group of aggregated employers (under Code Section 414(o)) will be treated as employed by a single Employer for purposes of employee benefit requirements of Code Section 414(m)(4).

                     ARTICLE IV. CONTRIBUTIONS
                     -------------------------

Section 4.1.  Employer Profit Sharing Contributions.
-----------   -------------------------------------

        (a)    If elected in item 6 of the Adoption Agreement (Profit Sharing
Plan), the Employer shall make an Employer Profit Sharing Contribution for each Plan Year ending on or after the Effective Date in the amount determined under such Adoption Agreement.

        (b) The total amount of such Employer Profit Sharing Contribution for a Plan Year shall be allocated to the Account of each eligible Participant as follows:

        (i) Unless otherwise elected in item 6(C) of the Adoption Agreement, the total amount of such Employer Profit Sharing Contribution shall be allocated based on the ratio that such eligible Participant's Compensation and/or Earned Income for the Plan Year bears to the total Compensation and Earned Income of all eligible Participants for the Plan Year.

        (ii) If the Integration Formula is selected in item 6(C) of the Adoption Agreement, the total amount of such Employer Profit Sharing Contribution shall be allocated based on the ratio that such eligible Participant's Compensation and/or Earned Income for the Plan Year in excess of the integration level for the Plan Year bears to the total Compensation and Earned Income for all eligible Participants in excess of the integration level for the Plan Year; provided, however, that contributions allocated to a Participant with respect to Compensation and/or Earned Income in excess of the integration level shall not represent a greater percentage of such excess Compensation and/or Earned Income than the lesser of

     (A) 200% of the base contribution percentage, or

     (B) the base contribution percentage plus the greater of

          (I)  5.7%, or

          (II) the rate of tax under Code Section 3111(a) which is attributable to old-age insurance in effect at the beginning of the Plan Year.

Any Employer Profit Sharing Contribution remaining after the allocation in this subsection (ii) shall be allocated in accordance with subsection (i) above. The "integration level" shall be the taxable wage base or such lesser level of Compensation and/or Earned Income selected in item 6(C) of the Adoption Agreement. The "base contribution percentage" shall mean the percentage of Compensation and/or Earned Income which is contributed under the Plan with respect to each Participant's Compensation and/or Earned Income not in excess of the integration level.

          If the integration level exceeds the greater of ten thousand dollars ($10,000) or one-fifth (1/5) of the taxable wage base but is not more than eighty percent (80%) of the taxable wage base, the percentage referred to in (I) above shall be reduced to 4.3% and a proportionate reduction shall be made to the rate described in (II) above. If the integration level is more than eighty percent (80%) but less than one hundred percent (100%) of the taxable wage base, the percentage referred to in (I) above shall be reduced to 5.4% and a proportionate reduction shall be made to the rate described in (II) above. The "taxable wage base" shall be the maximum amount of earnings which may be considered wages for a year under Code Section 3121(a)(1) in effect as of the beginning of the applicable Plan Year.

          Notwithstanding the above, for any Plan Year in which the Plan is top-heavy (as defined in Section 13.1 hereof) the Employer Profit Sharing Contribution shall be allocated

            (A)     first, to each eligible Participant based on the ratio
               that such Participant's Compensation and/or Earned Income for the Plan Year bears to the total Compensation and Earned Income of all eligible Participants for the Plan Year, but not more than three percent (3%) of such Participant's Compensation and/or Earned Income,

            (B)     second, to each eligible Participant based on the ratio
               that such Participant's Compensation and/or Earned Income in excess of the integration level for the Plan Year bears to the total Compensation and Earned Income of all eligible Participants in excess of the integration level for the Plan Year, but not more than three percent (3%) of such Participant's excess Compensation and/or Earned Income, and

            (C)     any remaining Employer Profit Sharing Contribution
               shall be allocated pursuant to the provisions of this subsection (ii) above.

        (c) A Participant will be considered eligible for an allocation of the Employer Profit Sharing Contribution if the Participant (i) is employed by the Employer on the last day of the Plan Year or (ii) has completed at least Five Hundred one (501) Hours of Service during the Plan Year.

        (d) If elected in item 6(B) of the Adoption Agreement, Employer Profit Sharing Contributions for a Plan Year shall not exceed the Net Profits of the Employer for such Plan Year.

Section 4.2. Employer Pension Contributions.
-----------  ------------------------------

        (a) If elected in item 6 of the Adoption Agreement (Pension Plan), the Employer shall make an Employer Pension Contribution for each eligible Participant for each Plan Year ending on or after the Effective Date in an amount determined under such Adoption Agreement.

        (b) The total amount of such Employer Pension Contribution for a Plan Year shall be allocated to the Account of each eligible Participant as follows:

       (i) Unless otherwise elected in item 6(B) of the Adoption Agreement, each eligible Participant shall be allocated an amount equal to the percentage of such eligible Participant's Compensation and/or Earned Income as specified in the Adoption Agreement.

       (ii) If the Integration Formula is selected in item 6(B) of the Adoption Agreement, the total amount of such Employer Pension Contribution shall be allocated in accordance with the method described in Section 4.1(b)(ii) above. Notwithstanding the foregoing, if the Integration Formula is selected under the Profit Sharing Plan, the Employer Pension Contribution shall be allocated in accordance with subsection (b)(i) above.

       (c) A Participant will be considered eligible for an Employer Pension Contribution if the Participant (i) is employed by the Employer on the last day of the Plan Year or (ii) has completed at least Five Hundred one (501) Hours of Service during the Plan Year.

Section 4.3. Participant Voluntary Contributions.
-----------  -----------------------------------

      (a)    If elected in item 9 of the Adoption Agreement (Profit Sharing
Plan) or item 8 of the Adoption Agreement (Pension Plan), a Participant may voluntarily contribute to the Plan an amount up to ten percent (10%) of his aggregate Compensation for all years since becoming a Participant under this Plan and all other qualified plans of the Employer. Any Participant Voluntary Contributions shall be limited in accordance with the provisions of Section 5.3, even if the Employer does not elect the Cash or Deferred Arrangement (Section 401(k)) under item 8 of the Adoption Agreement (Profit Sharing Plan). If the Profit Sharing Plan is elected, all Participant Voluntary Contributions shall be deemed made to such plan. Participant Voluntary Contributions shall be limited to Participants who are not highly compensated employees (within the meaning of Code Section 414(q)) if elected in the Adoption Agreement.

      (b) A Participant shall be entitled to withdraw from his appropriate Account at any time upon thirty (30) days' notice from the Administrator to the Trustee (which notice shall specify the amount of the withdrawal), a sum not in excess of the capital amount contributed by him as Participant Voluntary Contributions under the provisions of this Section 4.3, or the value of such Account, whichever is less, provided that no ordinary income or capital gains attributable to such contributions shall be subject to withdrawal. Notwithstanding anything to the contrary herein, (i) all withdrawals are subject to the provisions of Article VIII, and (ii) no forfeiture shall occur solely as a result of a Participant's withdrawal of all or any portion of his Participant Voluntary Contributions.

      (c) No deductible voluntary employee contributions may be made for taxable years beginning after December 31, 1986. Such contributions made prior to that date will be maintained in a separate Account which will be nonforfeitable at all times. The Account will share in the gains or losses in the same manner as described in Section 9.3 of the Plan. No part of the deductible voluntary contribution Account will be used to purchase life insurance. Subject to Section 8.2, a Participant may withdraw any part of the deductible voluntary contribution Account by making a written application to the Administrator.

Section 4.4. Time for Making Contributions.  Employer Pension Contributions
-----------  -----------------------------
and Employer Profit Sharing Contributions must be made no later than the due date, including extensions thereof, for filing the Employer's Federal income tax return for the year coincident with or within which the Plan Year ends (or such later time as authorized by Treasury Regulations). Participant Voluntary Contributions for any Plan Year shall be made no later than thirty (30) days after the end of such Plan Year. The Employer may establish a payroll deduction system or other procedure to assist the making of Participant Voluntary Contributions and shall transfer such contributions to the Trustee as soon as practicable after collected.

Section 4.5. Leased Employees.  Contributions or benefits provided to a Leased
-----------  ----------------
Employee by the leasing organization (within the meaning of Code Section 414(n)) which are attributable to services performed for the Employer shall be treated as provided by the Employer for purposes of this Plan.

Section 4.6. Rollovers and Transfers.  In the discretion of the Administrator
-----------  ------------------------
according to such uniform and nondiscriminatory rules established by the Administrator, and in accordance with Sections 402 and 408 of the Code, a Participant may make a rollover to the Plan or the Plan may accept a direct transfer (including voluntary after-tax contributions) from another plan qualified under Section 401(a) of the Code or from an individual retirement account. If the Employer has adopted the Profit Sharing Plan, any rollover or transfer shall be made to such Plan.

  ARTICLE V.  CASH OR DEFERRED ARRANGEMENT (CODE SECTION 401(k))
  -------------------------------------------------------------

Section 5.1. Cash or Deferred Arrangement (Code Section 401(k)).  The
-----------  --------------------------------------------------
provisions of this Article shall be effective as of the first day of the Plan Year in which this cash or deferred arrangement is elected in item 8 of the Adoption Agreement (Profit Sharing Plan). Under no circumstances shall the provisions of this Article apply prior to the time specified in the preceding sentence.

Section 5.2. Elective Deferrals.  (a)  Election.  (i)  An Employee who has
-----------  ------------------        --------
satisfied the minimum age and service requirements set forth in item 8(A) of the Adoption Agreement (Profit Sharing Plan) may elect to have Elective Deferrals made to the Plan pursuant to a salary reduction agreement to the extent permitted in item 8(A) of the Adoption Agreement (Profit Sharing Plan). Such an election shall be effective as of the time specified in item 8(A) of the Adoption Agreement (Profit Sharing Plan) and may not be made effective retroactively.


       (ii) An eligible Employee may also base Elective Deferrals, to the extent provided in item 8(A) of the Adoption Agreement (Profit Sharing Plan), on cash bonuses that, at the Employee's election, may be contributed to the Plan or received by the Employee. Such an election shall be effective as of the time specified in item 8(A) of the Adoption Agreement (Profit Sharing Plan) and may not be made effective retroactively.

        (b)    Change in Rate.  The rate at which Elective Deferrals are made
               --------------
shall remain in effect until modified in accordance with item 8(A) of the Adoption Agreement (Profit Sharing Plan). Notwithstanding the foregoing, Elective Deferrals may be suspended entirely by an Employee at any time by written notice to the Administrator. Any such suspension shall be effective as soon as administratively practicable following the Administrator's receipt of such notice.

        (c)    Vesting.  A Participant shall at all times have a fully vested
               -------
and nonforfeitable interest in his Elective Deferrals.

        (d)    Excess Elective Deferrals.  (i)  No Participating Employee shall
               -------------------------
be permitted to have Elective Deferrals made under this Plan or any other qualified plan maintained by the Employer during any taxable year pursuant to Code Sections 401(k), 408(k) or 403(b) in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

        (ii) A Participating Employee may assign to the Plan any Excess Elective Deferrals made during a taxable year of such Employee by notifying the Administrator on or before the date specified below of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, may be distributed no later than April 15 to any Participating Employee to whose Accounts Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year. A Participating Employee's claim for Excess Elective Deferrals shall be made in writing and shall be submitted to the Administrator not later than the March 1 immediately preceding the relevant April 15. Such claim shall specify the amount of the Participating Employee's Excess Elective Deferrals for the preceding taxable year and shall be accompanied by the Participating Employee's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), exceed the limit imposed on the Participating Employee by Code Section 402(g) for the year of the deferral.

       (iii) Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of:

        (A) income or loss allocable to the participating Employee's Elective Deferrals Account for the taxable year for which the Excess Elective Deferrals occurred multiplied by a fraction, the numerator of which is such Participating Employee's Excess Elective Deferrals for such taxable year and the denominator of which is such Participating Employee's Elective Deferrals Account balance as of the end of the taxable year without regard to any income or loss occurring during such taxable year; and

        (B) income or loss allocable to the Participating Employee's Elective Deferrals Account for the period between the end of such taxable year and the date of distribution under (A) above;
               or, at the option of the Employer, ten percent (10%) of the amount determined under (A) above multiplied by the number of whole calendar months between the end of such taxable year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth
               (15th) of such month.

The amount of Excess Elective Deferrals that may be distributed with respect to a Participating Employee shall be reduced by any Excess Contributions previously distributed or recharacterized with respect to such Participating Employee for the Plan Year beginning with or within such taxable year. In no event may the amount distributed exceed the Participating Employee's total Elective Deferrals for such taxable year.

        (e)   Actual Deferral Percentage.  (i)  The Actual Deferral Percentage
              --------------------------
for Participating Employees who are Highly Compensated Employees for each Plan Year and the Actual Deferral Percentage for Participating Employees who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

        (A) The Actual Deferral Percentage for Participating Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participating Employees who are not Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

        (B) The Actual Deferral Percentage for Participating Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage for Participating Employees who are not Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the Actual Deferral Percentage for Participating Employees who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for Participating Employees who are not Highly Compensated Employees by more than two (2) percentage points.

       (ii) The Actual Deferral Percentage for any Participating Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) allocated to his Accounts under two or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, contributions for such employee shall be aggregated for purposes of this subsection (e). Contributions which are required to be aggregated are any contributions made under all cash or deferred arrangements ending with or within the same calendar year.

        (iii) In the event that the Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this subsection shall be applied by determining the Actual Deferral Percentage of Participating Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

       (iv) For purposes of determining the Actual Deferral Percentage of a Participating Employee who is a five (5) percent owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-Elective Contributions and Qualified Matching Contributions, or
both) and Compensation of such Participating Employee shall include the Elective Deferrals (and, if applicable, Qualified Non-Elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Participating Employees who are not Highly Compensated Employees and for Participating Employees who are Highly Compensated Employees.

       (v) For purposes of determining the Actual Deferral Percentage test, Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

       (vi) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

      (vii) The determination and treatment of the Actual Deferral Percentage amounts of any Participating Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (f)    Distribution of Excess Contributions.  (i)  Notwithstanding any
             ------------------------------------
other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participating Employees to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than two and one-half (21/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions shall be allocated to Participating Employees who are subject to the family member aggregation rules of Code Section 414(q)(6) in the manner prescribed by the regulations. Excess Contributions (including any amounts recharacterized) shall be treated as Annual Additions for purposes of Article VI of the Plan.

        (ii) Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of:

        (A) income or loss allocable to the Participating Employee's Elective Deferrals Account (and, if applicable, the Qualified Non-Elective Contributions Account or the Qualified Matching Contributions Account, or both) for the Plan Year for which the Excess Contributions occurred multiplied by a fraction, the numerator of which is such Participating Employee's
               Excess Contributions for such Plan Year and the denominator of which is such Participating Employee's Account balance(s) attributable to Elective Deferrals (and Qualified Non-
               Elective Contributions or Qualified Matching Contributions, or both) as of the end of the Plan Year without regard to any income or loss occurring during such Plan Year; and

        (B) income or loss allocable to the Participant's Elective Deferrals Account (and, if applicable, the Qualified Non-Elective Contribution Account or the Qualified Matching Contribution Account, or both) for the period between the end of such Plan Year and the date of distribution multiplied by the fraction determined under (A) above; or, at the option of the Employer, ten percent (10%) of the amount determined under (A) above multiplied by the number of whole calendar months between the end of such Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

       (iii) Excess Contributions shall be distributed from the Participating Employee's Elective Deferrals Account and Qualified Matching Contributions Account (if applicable) in proportion to the Participating Employee's Elective Deferrals and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Contributions shall be distributed from the Participating Employee's Qualified Non-Elective Contributions Account only to the extent that such Excess Contributions exceed the balance in the Participating Employee's Elective Deferrals Account and Matching Contributions Account.

       (g)   Recharacterization.  (i)  A Participating Employee may treat his
             ------------------
Excess Contributions as an amount distributed to the Participating Employee and then contributed by the Participating Employee to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Participant Voluntary Contributions would exceed any stated limit under the Plan on Participant Voluntary Contributions. Recharacterizing Excess Contributions shall be limited to Participants who are not Highly Compensated Employees if elected in the Adoption Agreement.

      (ii) Recharacterization must occur no later than two and one-half (21/2) months after the end of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participating Employee for such Participating Employee's taxable year in which the Participating Employee would have received them in cash.

Section 5.3. Matching Contributions.  (a)  The Employer shall make Employer
-----------  ----------------------
Matching Contributions to the Plan to the extent elected in item 8(B) of the Adoption Agreement (Profit Sharing Plan).


      (b) A Participant shall have a vested interest in his Matching Contributions Account as determined under the vesting schedule elected in item 8(B) of the Adoption Agreement (Profit Sharing Plan). Forfeitures derived from Matching Contributions which become available because of the vesting provisions above, shall be applied to reduce the Employer Matching Contributions that would otherwise be due for the Plan Year, or subsequent Plan Years.

      (c)    Actual Contribution Percentage.  (i)  The Actual Contribution
             ------------------------------
Percentage for Participating Employees who are Highly Compensated Employees for each Plan Year and the Actual Contribution Percentage for Participating Employees who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

       (A) The Actual Contribution Percentage for Participating Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participating Employees who are not Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

       (B) The Actual Contribution Percentage for Participating Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participating Employees who are not Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the Actual Contribution Percentage for Participating Employees who are Highly Compensated Employees does not exceed the Actual Contribution Percentage for Participating Employees who are not Highly Compensated Employees by more than two (2) percentage points.

      (ii) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Actual Contribution Percentage test maintained by the Employer and the sum of the Actual Deferral Percentage and the Actual Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Actual Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose Actual Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and the Actual Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage and the Actual Contribution Percentage tests. Multiple use does not occur if both the Actual Deferral Percentage and the Actual Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and the Actual Contribution Percentage of the Participating Employees who are not Highly Compensated Employees.

     (iii) For purposes of this subsection, the Contribution Percentage for any Participating Employee who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

       (iv) In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this subsection shall be applied by determining the Contribution Percentage of employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year.

       (v) For purposes of determining the Contribution Percentage of a Participating Employee who is a five percent owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participating Employee shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for Participating Employees who are not Highly Compensated Employees and for Participating Employees who are Highly Compensated Employees.

      (vi) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the trust. Matching Contributions and Qualified Non-Elective Contributions shall be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

      (vii) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

     (viii) The determination and treatment of the Contribution Percentage of any Participating Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (d)     Distribution of Excess Aggregate Contributions.  (i)
              -----------------------------------------------
Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participating Employees to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participating Employees who are subject to the family member aggregation rules of Code Section 414(q)(6) in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than two and one-half (21/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions for purposes of Article VI of the Plan.

     (ii) Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of:

     (A) income or loss allocable to the Participating Employee's Participant Voluntary Contributions Account, Matching Contributions Account, Qualified Matching Contribution Account (if any, and if all amounts therein are not used in the Actual Deferral Percentage test) and, if applicable, Qualified Non-Elective Contributions Account and Elective Deferrals Account for the Plan Year for which the Excess Aggregate Contributions occurred multiplied by a fraction, the numerator of which is such Participating Employee's Excess Aggregate Contributions for such Plan Year and the denominator of which is the Participating Employee's Account balance(s) attributable to Contribution Percentage Amounts as of the end of the Plan Year without regard to any income or loss occurring during such Plan Year; and

      (B) income or loss allocable to the Participating Employee's Participant Voluntary Contribution Account, Matching Contributions Account, Qualified Matching Contribution Account (if any, and if all amounts therein are not used in the Actual Deferral Percentage test) and, if applicable, Qualified Non-Elective Contributions Account and Elective Deferrals Account for the period between the end of such Plan Year and the date of distribution multiplied by the fraction determined under (A) above; or, at the election of the Employer, ten percent (10%) of the amount determined under (A) above multiplied by the number of whole calendar months between the end of such Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

     (iii) Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions for subsequent Plan Years.

     (iv) Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Participating Employee's Participant Voluntary Contributions Account, Matching Contributions Account and Qualified Matching Contribution Account (and, if applicable, the Participating Employee's Qualified Non-Elective Contributions Account or Elective Deferrals Account, or both).

Section 5.4.  Qualified Matching Contributions and Qualified Non-Elective
-----------   -----------------------------------------------------------
Contributions.
-------------

      (a)   Qualified Matching Contributions.  The Employer may elect to make
            --------------------------------
Qualified Matching Contributions under the Plan in item 8(C) of the Adoption Agreement. Qualified Matching Contributions may be made in lieu of distributing Excess Contributions as provided in Section 5.2(f) hereof. Qualified Matching Contributions may be either (i) additional amounts contributed to the Plan by the Employer and allocated to the Accounts of Participating Employees who are not Highly Compensated Employees based on such Employees' Elective Deferrals or
(ii) Matching Contributions otherwise made to the Plan pursuant to Section 5.3(a) hereof which the Employer designates as Qualified Matching Contributions. The amount of Qualified Matching Contributions (if any) shall be determined by the Employer for each year. All Qualifying Matching Contributions shall be used to satisfy the Actual Deferral Percentage test pursuant to regulations under the Code.

       (b)    The Employer may elect to make Qualified NonElective
Contributions under the Plan in item 8(C) of the Adoption Agreement. Qualified Non-Elective Contributions may be made in lieu of distributing Excess Contributions as provided in Section 5.2(f) or Excess Aggregate Contributions as provided in Section 5.3(d) hereof. Qualified Non-Elective Contributions may be either (i) additional amounts contributed to the Plan by the Employer and allocated to the Accounts of Participating Employees who are not Highly Compensated Employees based on such Employees' Compensation or (ii) Profit Sharing Contributions otherwise made to the Plan pursuant to Section 4.1(a) hereof which the Employer designates as Qualified Non-Elective Contributions. The amount of Qualified Non-Elective Contributions (if any) shall be determined by the Employer for each year. All Qualified Non-Elective Contributions shall be used to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

     (c) Separate accounts for Qualified Non-Elective Contributions and Qualified Matching Contributions will be maintained for each Participant consistent with Section 7.1 hereof. Each account will be credited with the applicable contributions and earnings thereon.

     (d) For purposes of the special distribution rules in Section 5.5, Qualified Matching Contributions and Qualified Non-Elective Contributions shall be treated as Elective Deferrals.

     (e) Qualified Matching Contributions and Qualified Non-Elective Contributions shall be appropriately designated when contributed.

Section 5.5. Special Distribution Rules.  Except as provided below, Elective
-----------  --------------------------
Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions, and income allocable to each, are not distributable to a Participant or a Beneficiary, in accordance with such Participant's or Beneficiary's election, earlier than upon separation from service, death, or disability.


     (a)    Financial Hardship.  (i)  If elected by the Employer in item 8(D)

of the Adoption Agreement (Profit Sharing Plan), a Participant may elect to withdraw all or any portion of his Elective Deferrals (excluding net earnings credited thereto after December 31, 1988) on account of financial hardship. For purposes of this Section 5.5, a financial hardship shall mean an immediate and heavy financial need of the Participant which cannot be satisfied from other resources reasonably available to such Participant. Hardship withdrawals are subject to the spousal consent requirements of Code Sections 401(a)(11) and 417.

     (ii) A withdrawal is made on account of an immediate and heavy financial need of a Participant only if it is made on account of: (A) unreimbursed medical expenses described in Code Section 213(d) of the Participant or the Participant's spouse or dependents (as defined in Code
Section 152); (B) the purchase (excluding mortgage payments) of a principal residence for the Participant; (C) payment of tuition for the next term of post-secondary education for the Participant or the Participant's spouse, children or dependents; or (D) the need to prevent the Participant's eviction from, or foreclosure on the mortgage of, the Participant's principal residence or such other events as may be approved by the Commissioner of Internal Revenue in rulings, notices or other published documents.

     (iii) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if: (A) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer; (B) all plans maintained by the Employer provide that the Participant's Elective Deferrals and any other elective contributions or employee contributions under this Plan and any other plan maintained by the Employer (both qualified and nonqualified) will be automatically suspended for twelve (12) months after the receipt of the hardship distribution; (C) the distribution is not in excess of the amount of an immediate and heavy financial need; and (D) all plans maintained by the Employer provide that the Participant may not make Elective Deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code
Section 402(g) for such taxable year less the amount of such Participant's Elective Deferrals for the taxable year of the hardship distribution.

     (iv) A request for a hardship distribution shall be made in writing and in such form as may be prescribed by the Administrator. Processing of applications and distributions of amounts under this Section, on account of a bona fide financial hardship, shall be made as soon as administratively feasible.

     (b)     Elective Deferrals at Age 59 1/2.  Upon attaining age fifty-nine
             --------------------------------
and one-half (591/2), a Participant may elect to withdraw all or any portion of his Elective Deferrals Account and/or Employer Matching Contributions Account, as of the last day of any month, even if he is still employed.

Section 5.6. Definitions.  For purposes of this Article, the following words
-----------  -----------
and phrases shall have the following meanings:


     (a) "Actual Deferral Percentage" means, for a specified group of Participating Employees for a Plan Year, the average of the ratios (calculated separately for each Participating Employee in such group) of (i) the amount of Employer contributions actually paid over to the trust on behalf of such Participating Employee for the Plan Year to (ii) the Participating Employee's Compensation for such Plan Year (whether or not the Employee was a Participating Employee for the entire Plan Year). Employer contributions on behalf of any Participating Employee shall include: (i) any Elective Deferrals made pursuant to the Participating Employee's deferral election, including Excess Elective Deferrals of Highly Compensated Employees, but excluding Elective Deferrals that are taken into account in the Contribution Percentage test (provided the Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferrals); and (ii) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participating Employee but for the failure to make Elective Deferrals shall be treated as a Participating Employee on whose behalf no Elective Deferrals are made.

       (b) "Aggregate Limit" means the sum of (i) one hundred twenty-five percent (125%) of the greater of the Actual Deferral Percentage of the Participating Employees who are not Highly Compensated Employees for the Plan Year or the Actual Contribution Percentage of Participating Employees who are not Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and (ii) the lesser of two hundred percent (200%) or two (2) plus the lesser of such Actual Deferral Percentage or Actual Contribution Percentage. "Lesser" is substituted for "greater" in (i) above and "greater" is substituted for "lesser" after "two plus the" in (ii) above if it would result in a larger Aggregate Limit.

       (c) "Average Contribution Percentage" means the average of the Contribution Percentages of the Employees in a group who are eligible to make Participant Voluntary Contributions, or Elective Deferrals (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive Matching Contributions (including forfeitures) or Qualified Matching Contributions.

       (d) "Contribution Percentage" means the ratio (expressed as a percentage) of the Participating Employee's Contribution Percentage Amounts to the Participating Employee's Compensation for the Plan Year (whether or not the Employee was a Participating Employee for the entire Plan Year).

       (e) "Contribution Percentage Amounts" means the sum of the Participant Voluntary Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage test) made under the Plan on behalf of the Participating Employee for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participating Employee's Accounts which shall be taken into account in the year in which such forfeiture is allocated. The Employer may elect to include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use all or part of the Elective Deferrals for the Plan Year in the Contribution Percentage Amounts so long as the Actual Deferral Percentage test is satisfied both including and excluding the Elective Deferrals that are included in the Contribution Percentage Amounts.

       (f) "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

       (i) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

       (ii) the maximum Contribution Percentage Amounts permitted by the Actual Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 5.2(d) hereof and then determining Excess Contributions pursuant to Section 5.2(f) hereof.

       (g) "Excess Contributions" means, with respect to any Plan Year, the excess of:

       (i) the aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

      (ii) the maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

      (h) "Excess Elective Deferrals" means those Elective Deferrals that are includible in a Participating Employee's gross income for a taxable year under Code Section 402(g) because they exceed the limitation specified in
Section 5.2(d)(i) hereof. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

      (i) "Family Member" means the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants, all within the meaning of Code Section 414(q)(6).

      (j) "Highly Compensated Employee" means both highly compensated active employees and highly compensated former employees.

      (i) A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d)); (ii) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or
(iii) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code
Section 415(b)(1)(A). The term Highly Compensated Employee also includes: (i) employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the employee is one of the 100 employees who received the most compensation from the Employer during the determination year; and (ii) employees who are 5 percent owners at any time during the look-back year or determination year. If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

     (ii) A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's fifty-fifth (55th) birthday.

    (iii) If an employee is, during a determination year or look-back year, a Family Member of either a five percent owner who is an active or former employee or a Highly Compensated Employee who is one of the ten (10) most highly compensated employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the five percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and five percent owner or top-ten Highly Compensated Employee shall be treated as a single employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and five percent owner or top-ten Highly Compensated Employee.

    (iv) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the Compensation that is considered, will be made in accordance with Code
Section 414(q).

    (k) "Participating Employee" means an Employee who is eligible to make Elective Deferrals or Participant Voluntary Contributions (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive Matching Contributions (including forfeitures) or Qualified Matching Contributions. If an Employee contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as a Participating Employee on behalf of whom no Employee contributions are made.

    (l) "Qualified Matching Contributions" means Matching Contributions which are one hundred percent (100%) vested and nonforfeitable at all times and which are distributable only in accordance with the distribution provisions applicable to Elective Deferrals.

    (m) "Qualified Non-Elective Contributions" means contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participating Employees' Accounts that the Participating Employees may not elect to receive in cash until distributed from the Plan, are one hundred percent (100%) vested and nonforfeitable when made, and are distributable only in accordance with the distribution provisions applicable to Elective Deferrals.

                     ARTICLE VI. SECTION 415 LIMITATIONS
                     -----------------------------------

Section 6.1. Employers Maintaining Only this Plan.
-----------  ------------------------------------

     (a) If the Participant does not participate in, and has never participated in another qualified plan, a welfare benefit fund (as defined in Code Section 419(e)) or an individual medical account (as defined in Code
Section 415(1)(2)) maintained by the Employer, the amount of Annual Additions which may be credited to a Participant's Account under this Plan for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer's contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

    (b) Prior to the determination of the Participant's actual compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated annual compensation for such Limitation Year. Such estimated annual compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contributions based on estimated annual compensation shall be reduced by any Excess Amounts carried over from prior years.

    (c) As soon as it is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

    (d) If, pursuant to Section 6.1(c) and notwithstanding the provisions of Section 6.1(a) hereof which require a reduction of contributions so as not to exceed the limitations of this Article VI, there is an Excess Amount with respect to a Participant for a Limitation Year, such Excess Amount shall be disposed of as follows:

    (i) Any Participant Voluntary Contributions, to the extent that the return would reduce the Excess Amount, shall be returned to the Participant.

    (ii) In the event that the Participant is covered by this Plan at the end of the Limitation Year, remaining Excess Amounts after the application of clause (i) shall be applied to reduce future Employer contributions (including any allocation of forfeitures) for such Participant under this Plan in the next Limitation Year (and each succeeding year, as necessary).

   (iii) In the event that the Participant is not covered by this Plan at the end of the Limitation Year, remaining Excess Amounts after the application of clause (i) shall not be distributed to the Participant, but shall be held unallocated in a suspense account and shall be applied to reduce future Employer contributions (including any allocation of forfeitures) for all remaining Participants in the next Limitation Year (and each succeeding year, as necessary).

   (iv) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of any investment gains and losses, and all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or Employee contributions may be made to the Plan for such Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

Section 6.2. Employers Maintaining Other Master or Prototype Defined
-----------  -------------------------------------------------------
Contribution Plans.
-------------------

      (a) If, in addition to this Plan, the Participant is covered under another qualified defined contribution plan which qualifies as a Master or Prototype Plan or a welfare benefit fund (as defined in Code Section 419(e)) or an individual medical account (as defined in Code Section 415(1)(2)) maintained by the Employer during any Limitation Year, the amount of Annual Additions which may be allocated under this Plan on the Participant's behalf for such Limitation Year, shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under such other plans, welfare benefit funds or individual medical accounts for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

     (b) Prior to the determination of the Participant's actual Compensation for the Limitation Year, the amounts referred to in subsection (a) above may be determined on the Participant's estimated annual compensation for such Limitation Year. Such estimated annual compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contribution based on estimated annual compensation shall be reduced by any Excess Amounts carried over from prior years.

    (c) As soon as it is administratively feasible after the end of the Limitation Year, the amounts referred to in subsection (a) above shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

    (d) If a Participant's Annual Additions under this Plan and all such other plans result in an Excess Amount for a Limitation Year, such Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

    (e) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

    (i) the total Excess Amount allocated as of such date (including any amount which would have been allocated but for the limitations of Code Section
415), times

    (ii) the ratio of (A) the amount allocated to the Participant as of such date under this Plan, divided by (B) the total amount allocated as of such date under all qualified master or prototype defined contribution plans (determined without regard to the limitations of Code Section 415).

    (f) Any Excess Amounts attributed to this Plan shall be disposed of as provided in Section 6.1(d).

Section 6.3. Employers Maintaining Other Defined Contribution Plans.  If the
-----------  ------------------------------------------------------
Participant is covered under another plan which is a qualified defined contribution plan which is not a Master or Prototype Plan maintained by the Employer, Annual Additions allocated under this Plan on behalf of any Participant shall be limited in accordance with the provisions of Section 6.2, as though the other plan were a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.


Section 6.4. Employers Maintaining Defined Benefit Plans.  If the Participant
-----------  --------------------------------------------
is covered or was covered at any time under a qualified defined benefit plan maintained by the Employer, the projected annual benefit thereunder and the Annual Additions credited to any such Participant's Account under this Plan and any other qualified defined contribution plan in any Limitation Year will be limited so that the sum of the Defined Contribution Fraction and the Defined Benefit Fraction with respect to such Participant will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.


Section 6.5. Definitions.  For purposes of this Article VI, the following
-----------  -----------
terms shall be defined as follows:


    (a) Annual Additions -- The sum of the following amounts allocated to a Participant's Account for a Limitation Year: (i) all Employer contributions;
(ii) all Participant contributions (other than a qualified rollover contribution as described in Code Section 402(a)(5)); (iii) all forfeitures; (iv) all amounts allocated, after March 31, 1984, to an individual medical account (as defined in Code Section 415(1)(2)) which is part of a defined benefit or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan; and (v) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a "key employee" (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

For the purposes of this Article VI, amounts reapplied under Sections 6.1(d) and 6.2(f) of the Plan to reduce Employer contributions shall also be included as Annual Additions.

     (b) Compensation -- wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules under
Section 3401(a) that limit the remuneration included in wages based on the nature or locations of the employment or the services performed. For any Self-Employed Individual covered under the Plan, Compensation shall mean such individual's Earned Income.

          For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year. Notwithstanding the preceding sentence, Compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such participant would have received for the Limitation Year if the participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for a disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in Code Section 414(q)) and contributions made on behalf of such participant are nonforfeitable when made.

      (c) Defined Benefit Fraction -- A fraction, the numerator of which is the sum of a Participant's Projected Annual Benefits under all the qualified defined benefit plans whether or not terminated) maintained by the Employer determined at the end of the Limitation Year, and the denominator of which is the lesser of (i) one hundred and twenty-five percent (125%) of the dollar limitation for such Limitation Year under Code Sections 415(b) and (d) (or such higher amount determined by the Commissioner of Internal Revenue applicable to the calendar year with which or within which the Limitation Year ends) or (ii) one hundred and forty percent (140%) of the Participant's average Compensation (or Earned Income) for the three highest consecutive calendar years of service during which the Participant was in the Plan including any adjustments under Code Section 415(b). Notwithstanding the above, if the Participant was a Participant as of the first limitation year beginning after December 31, 1986 in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than the product of 1.25 times the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning after January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

     (d) Employer -- The Employer that adopts this Plan and in the case of a group of employers which constitutes (i) a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)); (ii) trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) as modified by Code Section 415(h)); (iii) an affiliated service group (as defined in Code Section 414(m)); or (iv) a group of entities required to be aggregated (pursuant to Code Section 414(o)) all such employers shall be considered a single employer for purposes of applying the limitations of this Article VI.

     (e) Excess Amount -- The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (f) Limitation Year -- A calendar year or any other twelve (12) consecutive month period adopted by the Employer in item 12 of the Adoption Agreement (Profit Sharing Plan) or item 10 of the Adoption Agreement (Pension
Plan). All qualified plans maintained by the Employer shall use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year shall begin on the date within the Limitation Year in which the amendment is made.

     (g) Master or Prototype Plan -- A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     (h) Maximum Permissible Amount -- For a Limitation Year, the Maximum Permissible Amount with respect to any Participant shall be the lesser of (i) the Defined Contribution Dollar Limitation or (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year. The Compensation limitation described in (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Sections 415(1)(1) or 419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount shall not exceed the defined contribution dollar limitation in Code Section 415(c)(1)(A) multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).

    (i) Projected Annual Benefit -- A Participant's annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under the Plan, assuming that the Participant will continue employment until the later of current age or Normal Retirement Age, and that the Participant's Compensation for the Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

     (j) Defined Contribution Fraction -- A fraction, the numerator of which is the sum of the Annual Additions credited to the Participant's account under this and all other qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's non-deductible employee contributions to all qualified defined benefit plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years and the Annual Additions attributable to all welfare benefit funds (as defined in Code Section 419(e)) and individual medical accounts (as defined in Code Section 415(1)(2) maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of (i) one hundred and twenty-five percent (125%) of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or (ii) thirty-five percent (35%) of the Participant's Compensation for such Limitation Year.

          If the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of:
(i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual addition for any Limitation Year beginning before January 1, 1987, shall not be computed to treat all Employee contributions as Annual Additions.

     (k) Defined Contribution Dollar Limitation -- For a Limitation Year, thirty thousand dollars ($30,000) or, if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1) as in effect for such Limitation Year.

     (l) Highest Average Compensation -- The average Compensation for the three consecutive Years of Service with the Employer which produces the highest average.


                  ARTICLE VII.  PARTICIPANTS' ACCOUNTS
                  ------------------------------------

Section 7.1. Separate Accounts.  Separate Accounts will be maintained for each
-----------  ------------------
Participant for each of the following types of contributions, and the income, expenses, gains and losses attributable thereto:


     (a) Employer Profit Sharing Contributions pursuant to Section 4.1 hereof;

     (b)      Employer Pension Contributions pursuant to Section 4.2 hereof;

     (c) Participant Voluntary Contributions pursuant to Section 4.3 hereof;

     (d)      Elective Deferrals pursuant to Section 5.2 hereof;

     (e)      Matching Contributions pursuant to Section 5.3 hereof;

     (f)      Rollover Contributions pursuant to Section 4.6 hereof.

The Trustee shall establish such other separate Accounts as may be necessary under the Plan. These Accounts shall be for accounting purposes only and the Trustee shall not be required to establish separate Trust Accounts for these contributions.

Section 7.2. Vesting.  (a)  A Participant shall at all times have a fully
------------ --------
vested and nonforfeitable interest in all his Accounts except his Employer Profit Sharing Contributions Account and/or his Employer Pension Contributions Account.

     (b) A Participant shall have a vested interest in his Employer Profit Sharing Contributions Account and/or his Employer Pension Contributions Account as determined under the vesting schedule elected in item 7 of the Adoption Agreement.

Section 7.3. Computation of Vesting Service.  All of a Participant's Years of
-----------  ------------------------------
Service with the Employer shall be counted to determine the nonforfeitable percentage of his Employer Profit Sharing Contributions Account and/or his Employer Pension Contributions Account except those Years of Service excluded under item 7 of the Adoption Agreement. A former Participant who had a nonforfeitable right to all or a portion of his Account balance derived from Employer contributions at the time of his termination shall receive credit for Years of Service prior to his Break in Service upon completing a Year of Service after his return to the employ of the Employer. A former Participant who did not have a nonforfeitable right to any portion of his Account balance derived from Employer contributions at the time of termination from service will be considered a new employee for vesting purposes, if the number of consecutive one year Breaks in Service equals or exceeds the greater of (i) five (5) years or
(ii) the aggregate number of Years of Service before such Breaks in Service. If such a former Participant's Years of Service before termination from service may not be disregarded pursuant to the preceding sentence, such former Participant's prior Years of Service shall not be cancelled hereunder.

Section 7.4. Allocation of Forfeitures.
-----------  -------------------------

    (a) As of the end of the Plan Year, forfeitures derived from Employer Profit Sharing Contributions Accounts which become available for reallocation during such Plan Year because of the operation of the vesting provisions of
Section 7.2(b), shall be allocated to the Employer Profit Sharing Contribution Accounts of the Participants who are eligible to share in an Employer Profit Sharing Contributions for the Plan Year. Such amounts shall be allocated according to the ratio that each such Participant's Compensation or Earned Income for the Plan Year bears to the total Compensation and Earned Income of all such Participants for the Plan Year. Forfeitures under this subsection (a) will be allocated only for the benefit of Participants of the Employer adopting this Plan.

     (b) Forfeitures derived from Employer Pension Contributions which become available for reallocation during a Plan Year shall be applied to reduce the Employer Pension Contributions that would otherwise be due for such Plan Year under Section 4.2. Forfeitures under this subsection (b) will only be used to reduce the Employer Pension Contributions of the Employer adopting this Plan.

     (c) If a benefit is forfeited because a Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

     (d) No forfeiture will occur solely as a result of a Participant's withdrawal of any Employee contributions.

                  ARTICLE VIII.  PAYMENT OF BENEFITS
                  ----------------------------------

Section 8.1. Benefits Payable Under the Plan.
-----------  -------------------------------

    (a)      Normal Retirement.  A Participant's interest in all Employer
             -----------------
contributions allocated to his Accounts shall be fully vested and nonforfeitable on and after his Normal Retirement Age. Such Participant may retire at any time on or after that date and shall be entitled to receive, in accordance with the provisions of Sections 8.2 and 8.3 hereof, the total amount credited to his Accounts. Any Participant who is employed beyond his Normal Retirement Age shall continue to share in Employer contributions until his actual retirement.

    (b)      Death Benefits.  Upon the death of a Participant while employed
             --------------
by the Employer, the total amount credited to such Participant's Accounts (plus such Participant's share of the Employer contributions for the year of his death), shall be payable to such Participant's Beneficiary in accordance with Sections 8.2 and 8.3 hereof. Upon the death of a Participant following his termination of employment with the Employer, the vested portion of his Accounts which has not been distributed shall be payable to such Participant's Beneficiary in accordance with Sections 8.2 and 8.3 hereof.

    (c)      Other Termination of Employment.  A Participant who terminates
             -------------------------------
employment with the Employer on account of Disability shall be entitled to receive, in accordance with Sections 8.2 and 8.3 hereof, the total amount credited to his Account. A Participant whose employment with the Employer is terminated prior to his Normal Retirement Date for any reason other than death or Disability shall be entitled to receive, in accordance with the provisions of Sections 8.2 and 8.3 hereof, the portions of his Accounts that have vested pursuant to Section 7.2 hereof.

    (d)      Forfeitures.  Any amounts in a Participant's Accounts which are
             -----------
not payable under subsection (c) above when his employment with the Employer is terminated shall remain in such Accounts and shall continue to share in profits or losses on investments under Section 9.3 hereof until such former Participant incurs five (5) consecutive Breaks in Service, whereupon they shall be forfeited and administered in accordance with Section 7.4 hereof. In the event a former Participant is reemployed by the Employer before incurring five (5) consecutive Breaks in Service his Accounts shall continue to vest in accordance with the vesting schedule specified in the applicable Adoption Agreement.
Notwithstanding the foregoing, if a terminated Participant receives a distribution on account of termination of his participation in the Plan of his entire vested interest in the Pension Plan or the Profit Sharing Plan, such Participant's nonvested interest in the relevant plan shall be treated as a forfeiture and administered in accordance with Section 7.4 hereof. If the Participant elects to have distributed less than the entire vested portion of his Account balance derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account balance. For purposes of this Section, if the value of an employee's vested account balance is zero, the Employee shall be deemed to have received a distribution of such vested account balance. A Participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B) for plan years beginning prior to January 1, 1989. If a Participant receives or is deemed to receive a distribution pursuant to this subsection (d) and such Participant subsequently resumes employment covered under the Plan, the forfeited amounts shall be restored from current forfeitures, or if those are insufficient by a special Employer contribution, provided that the Participant repays to the Plan the full amount of the distribution attributable to Employer contributions prior to the earlier of (i) five (5) years after the Participant is reemployed, or (ii) the time the Participant incurs five (5) consecutive Breaks in Service. In the event a former Participant is reemployed after incurring five (5) consecutive Breaks in Service, separate Accounts will be maintained for Employer contributions allocated before and after the Break in Service, and Years of Service earned after his return to employment shall be disregarded in determining the Participant's vested percentage in his pre-break Employer contributions.

Section 8.2. Manner of Distributions.
-----------  -----------------------

     (a)     Distributions From Pension Plan.  Distributions from the Pension
             -------------------------------
Plan shall be made as follows:

     (i) A Participant's vested interest in the Plan shall be paid by purchasing an annuity contract from a licensed insurance company, unless the Participant elects to receive his interest in one of the alternate forms of benefit described in subsection (c) below. If a Participant is not married at his annuity starting date, the annuity contract shall provide a monthly benefit for his life. If a Participant is married at his annuity starting date, the annuity shall be in the form of a qualified joint and survivor annuity. A "qualified joint and survivor annuity" is an immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is equal to fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Account balance. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan. Any annuity contract purchased hereunder and distributed in accordance with this Section 8.2 shall be nontransferable and shall comply with the terms of this Plan. For purposes of this Section, the earliest retirement age shall be the Participant's age on the earliest date on which the Participant could elect to receive retirement benefits.

    (ii) Unless an optional form of benefit is selected in accordance with subsection (c) below, if a Participant has a spouse and dies prior to his annuity starting date (the date annuity payments commence), the Participant's vested Account balance in the Plan shall be applied toward the purchase of a life only annuity contract from a licensed insurance company providing a benefit for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

   (iii) For any distribution subject to the annuity requirements in subsection (i) above, a Participant or Beneficiary may elect in writing, within the ninety (90) day period ending on the annuity starting date (the date annuity or any other form of benefit payments commence), to receive his vested interest in the Plan in one of the alternate forms of benefit set forth in subsection (c) below in lieu of the form of benefit otherwise payable hereunder. Any waiver of the joint and survivor annuity by a married Participant shall not be effective unless: (A) the Participant's spouse consents in writing to the election; (B) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (C) the spouse's consent acknowledges the effect of the election; and (D) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election. Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior election may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant and the spouse have received notice as provided in subsection (v) below.

    (iv) A Participant may elect in writing to waive the surviving spouse benefit otherwise payable under subsection (ii) above. The benefit may be waived at any time during the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. A Participant and the spouse may waive the pre-retirement survivor death benefit prior to age 35, provided that such early waiver becomes invalid in the Plan Year the Participant attains age 35 and a new waiver must be made pursuant to this subsection (iv). If the Participant separates from service prior to the first day of the Plan Year in which he attains age 35, the surviving spouse benefit may be waived, with respect to the Participant's account balance as of the date of separation, at any time during the period which begins on the date of such separation and ends on the date of the Participant's death. Notwithstanding the foregoing, any election by a Participant to waive the surviving spouse benefit payable under subsection (ii) above shall not be effective unless: (A) the Participant's spouse consents in writing to the election; (B) the spouse's consent acknowledges the effect of the election; and (C) the spouse's consent is witnessed by a Plan representative or notary public. If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election. Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A revocation of a prior election may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant and the spouse have received notice as provided in subsection (v) below.

    (v) The Administrator shall provide the Participant and the Spouse, as applicable, with a written explanation of: (A) the terms and conditions of the annuity described in subsections (i) or (ii), as applicable; (B) the Participant's or Spouse's, as applicable, right to waive the payment of benefits in the form of an annuity; (C) the rights of the Participant's spouse; and (D) the right to make, and the effect of, the revocation of a previous election to waive the payment of benefits in the form of an annuity described in subsections
(i) or (ii) hereof. In the case of the annuity described in subsection (i), such explanation shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date. In the case of the annuity described in subsection (ii), such explanation shall be provided within the applicable period for such Participant. The applicable period for a Participant is whichever of the following periods ends last: (A) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (B) a reasonable period ending after the individual becomes a Participant; (C) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35. For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (B) and (C) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined. A written explanation comparable to the notices described above shall be provided to a Participant who is waiving the surviving spouse benefit prior to attaining age 35.

    (vi) The Administrator shall be responsible for the purchase of any annuity contracts required to be purchased in accordance with the terms of this Plan.

     (b)      Distributions from Profit Sharing Plan.  Distributions from the
              --------------------------------------
Profit Sharing Plan shall be made in the form elected by the Participant (or Beneficiary) as described in subsection (c) below. Notwithstanding the foregoing, if the Profit Sharing Plan is a direct or indirect transferee of a defined benefit plan, a money purchase pension plan (including a target benefit plan), or a stock bonus or profit sharing plan or is an amendment of an original Plan which is (or was) subject to the survivor annuity requirements of Code Sections 401(a)(11) or 417 then distributions shall be made in accordance with the provisions of subsection (a) above. Notwithstanding any provision of this plan to the contrary, to the extent that any optional form of benefit under this plan permits a distribution prior to the employee's retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of section 414(l) of the Internal Revenue Code, to this plan from a money purchase pension plan qualified under section 401(a) of the Internal Revenue Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

    (c)      Optional Forms of Distribution.  All distributions required under
             ------------------------------
this subsection shall be determined and made in accordance with the Income Tax Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of such Regulations.

    (i) Amounts payable to a Participant shall be distributed in one of the following forms as elected by the Participant, with spousal consent, as applicable:

    (A)   a lump sum; or

    (B)   installments over a period certain not to exceed the life
               expectancy of the Participant or the joint life expectancy of the Participant and his Beneficiary.

Such election shall be made in writing and in such form as shall be acceptable to the Administrator. If the Participant fails to elect any of the methods of distribution described above within the time specified for such election, the Administrator shall distribute the Participant's Account in the form of a single sum cash payment by the April 1 following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

    (ii) If a Participant's benefit is to be distributed in installment payments under (B) above, the amount distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy. The life expectancy (or joint and last survivor expectancy) is calculated using the attained age of the Participant (or Beneficiary) as of the Participant's (or Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and, if life expectancy is being recalculated, such succeeding calendar year.

          Unless otherwise elected by the Participant (or the Participant's spouse) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated. Life expectancy and joint life expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

          Notwithstanding anything herein to the contrary, for calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant. For calendar years beginning after December 31, 1988, the amount to be distributed each year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (A) the applicable life expectancy or (B) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable return multiple specified in Section 1.72-9 of the Income Tax Regulations as the relevant divisor without regard to
Section 1.401(a)(9)-2 of the Income Tax Regulations.

     (iii) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date as described in Section 8.3(c) hereof. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which such required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

     (d) In any case where the Participant or Beneficiary has determined payment to be on an installment basis, such Participant or Beneficiary may by written request directed to the Administrator, at any time following commencement of such installment payments, accelerate all or any portion of the unpaid balance.

     (e) For purposes of this Section a "spouse" shall include the spouse or surviving spouse of a Participant, provided that a former spouse shall be treated as the spouse or surviving spouse and a current spouse will not be treated as a spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

     (f) The payment of benefits in either a lump sum or in installments under this Section 8.2 may be made in cash or in Investment Company Shares.

Section 8.3. Commencement of Payments.  (a) Subject to the provisions of this
-----------  ------------------------
Section 8.3, payment of benefits, under whichever method is selected, shall be made or commence as soon as administratively practicable after the Valuation Date immediately following the Participant's retirement, death or other termination of employment.


    (b) If the Participant's vested Account balance in the Pension Plan or the Profit Sharing Plan exceeds (or at the time of any prior distribution exceeded) three thousand five hundred dollars ($3,500), no distribution of that interest shall be made prior to the Participant's Normal Retirement Age without the written consent of the Participant and, in the case of the Pension Plan, the Participant's spouse (or where either the Participant or the spouse has died, the survivor). The consent of the Participant and the Participant's spouse shall be obtained in writing within the ninety (90) day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date; provided that if a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)- 11(c) of the Income Tax Regulations is given, provided that:

          (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (2) the Participant, after receiving the notice, affirmatively elects a distribution.

          Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the Account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to Section 8.2(b) of the Plan, only the Participant need consent to the distribution of an Account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code Sections 401(a)(9) or 415. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial insurance company), the Participant's Account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) within the same controlled group.

          An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of his Normal Retirement Age or age sixty-two (62).

          For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, a Participant's vested Account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B).

     (c) Unless the Participant (or the Participant's Beneficiary, if the Participant is dead) elects to defer commencement under (b) above, distribution of benefits shall begin no later than the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of (i) the Participant's attainment of age 65 (or normal retirement age, if earlier); (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or
(iii) the date the Participant terminates service with the Employer. Notwithstanding the foregoing, the failure of a Participant and the spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 8.1 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

     (d) Notwithstanding anything herein to the contrary, payment of benefits to a Participant shall commence by the Participant's required beginning date, even if the Participant is still employed. A Participant's required beginning date is the April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2); provided that the required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (i) or (ii) below:

     (i) The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 1/2) occurs.

     (ii) The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of the calendar year in which the Participant attains age seventy and one-half (70 1/2), or the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

The required beginning date of a Participant who is not a 5-percent owner who attains age seventy and one-half (70 1/2) during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

          A Participant is treated as a 5-percent owner for purposes of this subsection (d) if such Participant is a 5-percent owner as defined in Code
Section 416(i) (determined in accordance with Code Section 416, but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66 1/2) or any subsequent Plan Year.

          Once distributions have begun to a 5-percent owner under this subsection (d), they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

          Distributions may be delayed pursuant to an election made prior to January 1, 1984, under Section 242 of the Tax Equity and Fiscal Responsibility Act of 1982; provided that the method of distribution selected must be in accordance with the requirements of Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984. If such an election is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9). If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9), but for such Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)- 2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

       (e)(i) If a Participant dies after benefit payments have begun, the Participant's remaining interest in the Plan shall be distributed to his designated Beneficiary at least as rapidly as under the method of distribution being used prior to the Participant's death.

       (ii) If the Participant dies before benefit payments have commenced, distribution of the Participant's entire interest in the Plan shall be completed by the December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with the following: (A) if any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; (B) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (A) above shall not be earlier than the later of December 31 of the calendar year immediately following the calendar year in which the Participant died and December 31 of the calendar year in which the Participant would have attained age seventy and one-half (701/2).

          If the Participant has not made an election pursuant to this subsection (ii) by the time of his death, the designated Beneficiary must elect the method of distribution no later than the earlier of December 31 of the calendar year in which distributions would be required to begin under this subsection (e) or December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest in the Plan must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          For purposes of this subsection (ii), if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this subsection (ii), with the exception of paragraph (B) above, shall be applied as if the surviving spouse were the Participant. Any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

          For the purposes of this subsection (e), distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or the date distribution is required to begin to the surviving spouse). If a distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date the distribution is considered to begin is the date distribution actually commences.

      (iii) A Participant's interest in the Plan is his Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (the valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. If any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

          The distribution calendar year is a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to subsection (ii) above.

          For purposes of this subsection (e), the designated Beneficiary is the individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the proposed regulations thereunder.

Section 8.4. Payment of Small Amounts.  Notwithstanding anything herein to the
-----------  ------------------------
contrary, if the present value of the Participant's vested interest in the Pension Plan does not exceed (nor at the time of any prior distribution exceeded) three thousand five hundred dollars ($3,500) as of the date the Participant's employment with the Employer terminates, the Administrator shall distribute the present value of such interest to the Participant in a lump sum as soon as administratively practicable after the end of the Plan Year in which termination occurs. Likewise, if the total present value of the Participant's vested interest in the Profit Sharing Plan and Cash or Deferred Arrangement does not exceed (nor at any time of any prior distribution exceeded) three thousand five hundred dollars ($3,500) as of the date the Participant's employment with the Employer terminates, the Administrator shall distribute the present value of this interest to the Participant in a lump sum as soon as administratively practicable after the end of the Plan Year in which termination occurs. A Participant whose entire vested interest in the Pension Plan and/or the Profit Sharing Plan has been distributed or who has no vested interest in the Pension Plan and/or the Profit Sharing Plan shall be deemed cashed out from the Pension Plan and/or the Profit Sharing Plan, as applicable.

Section 8.5. Persons Under Legal or Other Disability.  In the event a
-----------  ---------------------------------------
Participant or Beneficiary is declared incompetent and a guardian or other person legally charged with the care of his person or of his property is appointed, any benefits to which such Participant or Beneficiary is entitled shall be paid to such guardian or other person legally charged with the care of his person or of his property.

Section 8.6. Withdrawals from Profit Sharing Plan.  (a)  If elected in item 10
-----------  ------------------------------------
of the Adoption Agreement (Profit Sharing Plan), a Participant shall be permitted to withdraw the specified percentage of his vested Employer Profit Sharing Account while he is still employed after attainment of age fifty-nine and one-half (591/2) or prior to attainment of such age on account of a financial hardship; provided, that such Participant has been an active Participant in the Plan for at least five (5) years. A Participant may not make another withdrawal on account of financial hardship under this Section 8.6 until he has been an active Participant for at least an additional five (5) years from the date of his last hardship withdrawal. For purposes of this Section 8.6, a financial hardship shall mean a financial need or emergency which requires the distribution of a Participant's Plan account in order to meet such need or emergency. The determination of the existence of a financial hardship and the amount required to be distributed to meet the hardship shall be made by the Administrator in accordance with such uniform and nondiscriminatory rules as may be established by the Administrator. A request for a withdrawal shall be made in writing in a form prescribed by the Administrator and shall be made in accordance with procedures and limitations established by the Administrator. Notwithstanding the above, no withdrawal under this Section 8.6 shall be permitted if the Integration Formula is selected in item 6 of the Adoption Agreement (Profit Sharing Plan).

     (b) If a distribution is made pursuant to this Section 8.6 at a time when the Participant has a nonforfeitable right to less than one hundred percent (100%) of his Account balance derived from Employer contributions and the Participant may increase the nonforfeitable percentage in the Account:

     (i) A separate Account will be established for the Participant's interest in the Plan as of the time of the distribution; and

     (ii) At any relevant time the Participant's nonforfeitable portion of the separate Account will be equal to an amount ("X") determined by the formula:

          X = P(AB + (R x D)) - (R x D)

For purposes of applying the formula above: P is the nonforfeitable percentage at the relevant time, AB is the Account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.

Section 8.7. Transfer of Benefits to Eligible Retirement Plan.  (a) This
-----------  ------------------------------------------------
Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article VIII, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.


    (b) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

    (c) An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

    (d) A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

    (e) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

       ARTICLE IX.  ESTABLISHMENT OF TRUST ACCOUNT; INVESTMENTS
       --------------------------------------------------------

Section 9.1. Trust Account.  (a)  Unless the Employer elects otherwise in the
-----------  -------------
Adoption Agreement, the Trustee shall open and maintain separate Trust Accounts for each individual that the Employer shall from time to time certify to the Trustee as a Participant in the Plan. Such Trust Accounts shall reflect the various Participant Accounts described at Section 7.1 hereof.


     (b) If the Employer so elects in the Adoption Agreement the Trustee shall open and maintain a single Trust Account in the name of the Employer. If only a single Trust Account is established, the Employer shall be responsible for maintaining the records for the individual Participant accounts.

      (c) In the event that separate balances are not maintained for the portion of a Participant's Account balance derived from Employer contributions and Participant Voluntary Contributions, the Account balance derived from Participant Voluntary Contributions shall be the Participant's total account balance multiplied by a fraction, the numerator of which is the total amount of Participant Voluntary Contributions (less any withdrawals) and the denominator of which is the sum of the numerator and the total Employer contributions (including Elective Deferrals) made on behalf of such Participant.

Section 9.2. Receipt of Contributions.  The Trustee shall accept such
----------   ------------------------
contributions of money on behalf of Participants as it may receive from time to time from the Employer. The Trustee may, in its sole discretion, also accept money or Investment Company Shares held under a preceding plan of the Employer qualified under Code Section 401(a) or which qualify as rollover contributions or transfers under Section 4.6 of the Plan. All such contributions shall be accompanied by written instructions, in a form acceptable to the Trustee, from the Employer specifying the Participant Accounts to which they are to be credited.

Section 9.3. Investment of Account Assets.  (a) Upon written instructions
------------  ---------------------------
given by the Employer on a uniform and nondiscriminatory basis as between Participants, the Trustee shall invest and reinvest contributions credited to a Participant Account(s) in Investment Company Shares. All Participant Accounts shall share in the profits or losses of the investments on a pro rata basis (i.e., in the ratio that the Participant's Account balance bears to all Account balances, other than Accounts which are self-directed under subsection (b) below), subject to adjustment by the Administrator on a fair and equitable basis for contributions, distributions and/or withdrawals during the year. The amount of each contribution credited to a Participant Account to be applied to the purchase of Investment Company Shares shall be invested by the Trustee at the applicable offering price. These purchases shall be credited to such Account with notation as to cost. The Trustee shall have no discretionary investment responsibility and in no event be liable to any person for following investment instructions given by the Employer or the Participant in the manner provided herein.

     (b) Each Participant, through his separate Participant Account(s), shall be the beneficial owner of all investments held in such Account(s). The Employer however shall direct the Trustee (in a nondiscriminatory manner) regarding the selection of specific Investment Company Shares to be purchased for the Accounts of the Participants. The Employer may permit (in a nondiscriminatory manner) the individual Participants to select and direct the purchase of specific Investment Company Shares for their own Account(s). In such a situation, the Employer shall transmit all such directions to the Trustee. Notwithstanding the foregoing, unless otherwise elected in the Adoption Agreement the individual Participant may direct the investment of his Account(s) and select the specific Investment Company Shares for purchase for his individual Account(s) by directly communicating with the Trustee.

     (c) All income, dividends and capital gain distributions received on the Investment Company Shares held in each Participant Account shall be reinvested in such shares which shall be credited to such Account. If any distribution on Investment Company Shares may be received at the election of the Participant in additional shares or in cash or other property, the Trustee shall elect to receive it in additional shares. All investments acquired by the Trustee shall be registered in the name of the Trustee or its registered nominee.

     (d) Participant Accounts may also be invested in any common, collective, or commingled trust fund maintained by the Trustee, or by any bank or trust company acting as agent to the Trustee, or by any affiliated bank or trust corporation and designated by the Trustee as an available investment under the Plan. Such fund(s) must be maintained exclusively for qualified plans under Code Section 401(a) and qualified as tax-exempt under the provisions of Code
Section 501. During such period of time as an investment through any such fund(s) shall exist, the declaration of trust establishing such fund(s) shall constitute a part of this Plan, and shall be incorporated herein by reference. For purposes of this Plan, interests in such fund(s) shall be treated in a manner consistent with the treatment of Investment Company Shares.

Section 9.4. Exclusive Benefit.  The Trust Account or Accounts established
-----------  -----------------
hereby shall not be used or diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries.


Section 9.5. Expenses.  All expenses and charges in respect of the Plan and
-----------  --------
the Trust Account, including, without limitation, the Trustee's fees and commissions and taxes of any kind upon or with respect to the Plan, shall be paid by the Employer; provided, however, that the Trustee shall be authorized to pay such charges and expenses from the Plan if the Employer shall fail to make payment within thirty (30) days after it has been billed therefor by the Trustee or such charges have otherwise become due.

Section 9.6. Voting.  The Trustee shall deliver, or cause to be executed and
-----------  -------
delivered, to the Employer all notices, prospectuses, financial statements, proxies and proxy soliciting materials received by the Trustee relating to investments held in Participants' Accounts. The Trustee shall vote all proxies only in accordance with instructions received from the Employer.

Section 9.7. Reports of the Trustee and Administrator.  (a)  The Trustee shall
----------   ----------------------------------------
keep accurate and detailed records of all receipts, investments, disbursements and other transactions required to be performed hereunder. Not later than sixty
(60) days after the close of each calendar year (or after the Trustee's resignation or removal), the Trustee shall file with the Employer a written report reflecting the receipts, disbursements and other transactions effected by it during such year (or period ending with such resignation or removal) and the assets of this Plan at its close. Such report shall be open to inspection by any Participant for a period of thirty (30) days immediately following the date on which it is filed with the Employer. Upon the expiration of such thirty (30) day period, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to its acts, transactions, duties, obligations or responsibilities as shown in or reflected by such report, except with respect to any such acts or transactions as to which the Employer shall have filed written objections with the Trustee within such thirty (30) day period.


    (b) Annual reports provided to the Employer by the Trustee shall be, in the Trustee's discretion, on a calendar year basis unless otherwise required by law. The Employer shall compute the valuation of all Plan assets at least annually at the fair market value as of the last day of each calendar year.

    (c) The Trustee shall keep such records, make such identifications and file such returns and other information concerning the Plan as may be required of the Trustee under the Code or forms adopted thereunder.

    (d) The Administrator shall be solely responsible for the filing of any reports or information required under the Code or forms adopted thereunder.

Section 9.8. Limitation of Trustee's Duties and Liability.  (a)  The Trustee's
-----------  --------------------------------------------
duties are limited to those set forth in this Plan, and the Trustee shall have no other responsibility in the administration of the Plan or for compliance by the Employer with any provision thereof. The Trustee shall not be responsible for the collection of contributions provided for under the Plan; the purpose or propriety of any distribution; or any action or nonaction taken by the Employer or pursuant to the Employer's request. The Trustee shall have no responsibility to determine if instructions received by it from the Employer, or the Employer's designated agent, comply with the provisions of the Plan. The Trustee shall not have any obligation either to give advice to any Participant on the taxability of any contributions or payments made in connection with the Plan or to determine the amount of excess contribution and net income attributable thereto. The Trustee may employ suitable agents and counsel and pay their reasonable expenses and compensation, and such agents or counsel may or may not be agent or counsel for the Employer, and may be the Plan Sponsor, or an Investment Company, or the investment manager for any Investment Company.

     (b) The Employer shall at all times fully indemnify and hold harmless the Trustee, its agents, counsel, successors and assigns, from any liability arising from distributions made or actions taken, and from any and all other liability whatsoever which may arise in connection with this Plan, except liability arising from the negligence or willful misconduct of the Trustee. The Trustee shall be under no duty to take any action other than as herein specified with respect to this Plan unless the Employer shall furnish the Trustee with instructions in a form acceptable to the Trustee; or to defend or engage in any suit with respect to this Plan unless the Trustee shall have first agreed in writing to do so and shall have been fully indemnified to the satisfaction of the Trustee. The Trustee (and its agents) may conclusively rely upon and shall be protected in acting upon any written order from the Employer or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed, and, so long as it acts in good faith, in taking or omitting to take any other action. No amendment to the Plan shall place any greater burden on the Trustee without its written consent. The Trustee shall not be liable for interest on any cash balances maintained in the Plan.

     (c) The Employer shall have the sole authority to enforce the terms of the Plan on behalf of any and all persons having or claiming any interest therein by virtue of the Plan.

     (d) The Trustee, its agents, counsel, successors and assigns, shall not be liable to the Employer, or to any Participants or Beneficiary for any depreciation or loss of assets, or for the failure of this Plan to produce any or larger net earnings. The Trustee further shall not be liable for any act or failure to act of itself, its agents, employees, or attorneys, so long as it exercises good faith, is not guilty of negligence or willful misconduct, and has selected such agents, employees, and attorneys with reasonable diligence. The Trustee shall have no responsibility for the determination or verification of the offering or redemption prices or net asset values of Investment Company Shares, and shall be entitled to rely for such prices and net asset values upon statements issued by or on behalf of the Investment Company issuing the Investment Company Shares. The Trustee shall have no duty to inquire into the investment practices of such Investment Company; such Investment Company shall have the exclusive right to control the investment of its funds in accordance with its stated policies, and the investments shall not be restricted to securities of the character now or hereafter authorized for trustees by law or rules of court. The Trustee shall not be liable or responsible for any omissions, mistakes, acts or failures to act of such Investment Company, or its successors, assigns or agents. Notwithstanding the foregoing, nothing in this Plan shall relieve the Trustee of any responsibility or liability under ERISA.

                  ARTICLE X.  AMENDMENT AND TERMINATION
                  -------------------------------------

Section 10.1. Amendment.  (a)  The Employer reserves the right at any time and
-----------------------
from time to time to amend or terminate the Plan. No part of the Plan shall by reason of any amendment or termination be used for or diverted to purposes other than the exclusive benefit of Participants and their Beneficiaries, and further that no amendment or termination may retroactively change or deprive any Participant or Beneficiary of rights already accrued under the Plan except insofar as such amendment is necessary to preserve the qualification and tax exemption of the Plan pursuant to Code Section 401. No amendment shall increase the duties of the Trustee or otherwise adversely affect the Trustee unless the Trustee expressly agrees thereto. However, if the Employer amends any provision of this Plan (including a waiver of the minimum funding requirements under Code
Section 412(d)) other than by changing any election made in the Adoption Agreement, adopting an amendment stated in the Adoption Agreement which allows the Plan to satisfy Code Section 415, to avoid duplication of minimum benefits under Code Section 416 or to add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan, such Employer shall no longer participate under this prototype plan and the Employer's Plan shall be deemed to be an individually designed plan. The Employer hereby irrevocably delegates (retaining, however, the right and power to change any election made in the Adoption Agreement) to the Plan Sponsor the right and power to amend the Plan at any time, and from time to time, and the Employer by adopting the Plan shall be deemed to have consented thereto. The Plan Sponsor shall notify the Employer of any amendment to the Plan. For purposes of any Plan Sponsor amendments, the mass submitter shall be recognized as the agent of the Plan Sponsor. If the Plan Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.


     (b) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit except to the extent permitted by Code Sections 412(c)(8) and 411(d)(6). For purposes of this subsection, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

    (c) Notwithstanding subsection (a) above, an Employer may amend the Plan by adding overriding plan language to the Adoption Agreement where such language is necessary to satisfy Code Sections 415 or 416 because of the required aggregation of multiple plans under such Code Sections.

Section 10.2. Termination.  Upon complete discontinuance of the Employer's
------------  -----------
Profit Sharing Contributions (if the Employer has adopted a Profit Sharing Plan by completing the appropriate Adoption Agreement) or termination or partial termination of the Plan, each affected Participant's Account shall become nonforfeitable. Upon termination or partial termination of the Plan, the Employer shall instruct the Trustee whether currently to distribute to each Participant the entire amount of the Participant's Account, in such one or more of the methods described in Article VIII, or whether to continue the Plan and to make distributions therefrom as if the Plan had continued; provided that, in the event the Plan is continued, the Plan must continue to satisfy the requirements of Code Section 401(a). The Employer shall in all events exercise such discretion in a nondiscriminatory manner. The Plan shall continue in effect until the Trustee shall have completed the distribution of all of the Plan asset and the accounts of the Trustee have been settled.

                  ARTICLE XI. FIDUCIARY RESPONSIBILITIES
                  --------------------------------------

Section 11.1. Administrator.  The Administrator shall have the power to
------------  -------------
allocate fiduciary responsibilities and to designate other persons to carry out such fiduciary responsibilities; provided such allocation is in writing and filed with the Plan records. The Administrator may employ one or more persons to render advice to the Administrator with regard to its responsibilities under the Plan, and consult with counsel, who may be counsel to the Employer.

Section 11.2. Powers of Administrator.  The Administrator shall administer the
------------  -----------------------
Plan in accordance with its terms and shall have all powers necessary to carry out its terms. The Administrator shall have discretionary authority to determine eligibility for benefits and to interpret and construe the terms of the Plan, and any such determination, interpretation or construction shall be final and binding on all parties unless arbitrary and capricious. Any such discretionary authority shall be carried out in a uniform and nondiscriminatory manner.


Section 11.3. Records and Reports.  The Administrator, or those to whom it has
------------  --------------------
delegated fiduciary duties, shall keep a record of all proceedings and actions, and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan. The Administrator, or those to whom it has delegated fiduciary duties, shall have responsibility for compliance with the provisions of ERISA relating to such office, including filing with the Secretary of Labor and Internal Revenue Service of all reports required by the Code and/or ERISA and furnishing Participants and Beneficiaries with descriptions of the Plan and reports required by ERISA.


Section 11.4. Other Administrative Provisions.
------------  -------------------------------

      (a) No bond or other security shall be required of the Administrator, and/or any officer or Employee of the Employer to whom fiduciary responsibilities are allocated, except as may be required by ERISA.

      (b) The Administrator or the Employer may shorten, extend or waive the time (but not beyond sixty days) required by the Plan for filing any notice or other form with the Administrator or the Employer, or taking any other action under the Plan, except a response to an appeal under Section 11.6, from a decision of the Administrator.

     (c) The Administrator or the Employer may direct that such reasonable expenses as may be incurred in the administration of the Plan shall be paid out of the funds of the Plan, unless the Employer shall pay them.

     (d) The Administrator, the Trustee, and any other persons performing fiduciary duties under the Plan shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and no such person shall be liable, to the maximum extent permitted by ERISA, for any act of commission or omission in accordance with the foregoing standard.

Section 11.5. Claims Procedure.  Any claim relating to benefits under the Plan
------------  ----------------
shall be filed with the Administrator on a form prescribed by the Administrator. If a claim is denied in whole or in part, the Administrator shall give the claimant written notice of such denial within ninety (90) days after the filing of such claim, which notice shall specifically set forth:


      (a)     The reasons for the denial;

      (b)     The pertinent Plan provisions on which the denial was based;

      (c) Any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is needed; and

      (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the ninetieth (90th) day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

Section 11.6. Claims Review Procedure.
------------  -----------------------

     (a) Any person whose claim filed pursuant to Section 11.5 has been denied in whole or in part by the Administrator may request review of the claim by the Employer, by filing a written request with the Administrator. The claimant shall file such request (including a statement of his position) with the Employer no later than sixty (60) days after the mailing or delivery of the written notice of denial provided for in Section 11.5, or, if such notice is not provided, within sixty (60) days after such be in writing and shall specifically set forth:

    (i)   The reasons for the decision; and

    (ii)  The pertinent Plan provisions on which the decision is based.

Any such decision of the Employer shall bind the claimant and the Employer, and the Administrator shall take appropriate action to carry out such decision.

    (b) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in subsection (a) above prior to initiating any claim for judicial review.

        ARTICLE XII.  AMENDMENT AND CONTINUATION OF ORIGINAL PLAN
        ---------------------------------------------------------

          Notwithstanding any of the foregoing provisions of the Plan to the contrary, an employer that has previously established an Original Plan may, in accordance with the provisions of the Original Plan, amend and continue the Original Plan in the form of this Plan and become an Employer hereunder, subject to the following:

     (a) subject to the conditions and limitations of the Plan, each person who is a Participant under the Original Plan immediately prior to the effective date of the amendment and continuation thereof in the form of this Plan will continue as a Participant in this Plan;

     (b) no election may be made in the Adoption Agreement if such election would reduce the benefits of a Participant under the Original Plan to less than the benefits to which he would have been entitled if he had resigned from the employ of the Employer on the date of the Amendment and continuation of the Original Plan in the form of this Plan;

     (c) the amounts, if any, of a Participant's or former Participant's Accounts immediately prior to the effective date of the amendment and continuation of the Original Plan in the form of this Plan shall be reduced to cash, deposited with the Trustee and constitute the opening balances in such Participant's Account under this Plan;

     (d) amounts being paid to individuals in accordance with the provisions of the Original Plan shall continue to be paid under this Plan, but in the form that they were being paid under the Original Plan;

     (e) any Beneficiary designation in effect under the Original Plan immediately before its amendment and continuation in the form of this Plan which effectively meets the requirements contained in Section 2.3 hereof shall be deemed to be a valid Beneficiary designation pursuant to Section 2.3 of this Plan, unless and until the Participant or former Participant revokes such Beneficiary designation or makes a new Beneficiary designation under this Plan. If the Beneficiary designation form does not meet the requirements of Section
2.3 hereunder, the Participant's spouse shall be deemed to be his Beneficiary. If the Participant is unmarried, or his spouse does not survive him, his estate shall be deemed his Beneficiary.

     (f) if the Original Plan's vesting schedule (or this Plan's vesting schedule) or the Plan is amended or changed in any way that directly or indirectly affects the computation of a Participant's nonforfeitable interest in his Account derived from Employer contributions, each such Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have his nonforfeitable percentage computed under the Plan without regard for the amendment or change. For any Participant who does not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears therein. Any such election must be made during the period commencing on the date of the amendment or change and ending on the latest of: (i) sixty (60) days after that date;
(ii) sixty (60) days after the effective date of the amendment or change; or
(iii) sixty (60) days after such Participant is issued written notice of the amendment or change by the Plan Administrator or Employer.

                    ARTICLE XIII. TOP-HEAVY PROVISIONS
                    ----------------------------------

Section 13.1. Effect of Top-Heavy Status.  The Plan shall be a "Top-Heavy Plan"
------------  --------------------------
for any Plan Year commencing after December 31, 1983, if any of the following conditions exist:

     (a) If the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

     (b) If this Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

     (c) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

If the Plan is a Top-Heavy Plan in any Plan Year beginning after December 31, 1983, the provisions of Sections 13.3 through 13.6 shall supersede any conflicting provisions of the Plan or the Adoption Agreement.

Section 13.2. Additional Definitions.  Solely for purposes of this Article, the
------------- ----------------------
following terms shall have the meanings set forth below:


     (a) "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Determination Period was an officer of the Employer if such individual's annual compensation exceeds 50 percent of the dollar limitation under Code Section 415(b)(1) (A), an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent (100%) of the dollar limitation under Code Section 415(c)(1)(A), a five percent (5%) owner of the Employer, or one percent (1%) owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in Code Section 415(c)(3), of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b). The determination period is the plan year containing the Determination Date and the four (4) preceding Plan Years.

The determination of who is a Key Employee will be made in accordance with Code
Section 416(i)(1) and the Regulations thereunder.

     (b) "Determination Date" means the last day of the preceding Plan Year. For the first Plan Year of the Plan Determination Date shall mean the last day of that year.

     (c)      "Top-Heavy Ratio" means:

     (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with Code Section 416 and the Regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the Regulations thereunder.

    (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the Regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

    (iii) For purposes of (i) and (ii) above the value of account balances and the present value of accrued Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one (1) hour of service with any employer maintaining the plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the Regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

    (iv) The accrued benefit of a participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or
(ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code
Section 411(b)(1)(C).

    (d) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

    (e) "Required Aggregation Group" means (i) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the five (5) year period ending on the Determination Date (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) or 410.

    (f) "Valuation Date" means (i) in the case of a defined contribution plan, the Determination Date, and (ii) in the case of a defined benefit plan, the date as of which funding calculations are generally made within the twelve
(12) month period ending on the Determination Date.

    (g) "Employer" means the employer or employers whose employees are covered by this Plan and any other employer which must be aggregated with any such employer under Code Sections 414(b), (c), (m) and (o).

    (h) "Present Value" means the value based on an interest rate of five percent (5%) and mortality assumptions based on the 1971 GAM Mortality Table or such other interest rate or mortality assumptions as may be specified in the Adoption Agreement.

Section 13.3. Minimum Allocations.  (a)  For any year in which the Plan is a
------------  -------------------
Top-Heavy Plan, each Participant who is not a Key Employee and who is not separated from service at the end of the Plan Year shall receive allocations of Employer contributions and forfeitures under this Plan at least equal to three percent (3%) of Compensation (as defined in Section 2.6) for such year or, if less, the largest percentage of the first two hundred thousand dollars ($200,000) of compensation allocated on behalf of the Key Employee for the Plan Year where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401. This minimum allocation shall be determined without regard for any Social Security contribution and shall be provided even though under other provisions the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation because of (i) the Participant's failure to complete One Thousand (1,000) Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant's failure to make mandatory Employee contributions to the Plan, or (iii) Compensation less than a stated amount.


     (b) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the employer and the employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

     (c) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b)) may not be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D).

     (d) For purposes of subsection (a) above, neither Elective Deferrals nor Employer Matching Contributions shall be taken into account for the purposes of satisfying the minimum top-heavy benefits requirement.

Section 13.4. Benefit Limit Change.  If the Employer maintains both the Plan
------------  ---------------------
and a defined benefit plan which cover one or more of the same Key Employees and the plans are Top-Heavy in a Plan Year, then Section 6.5(c) and (j) hereof shall be amended to substitute "one hundred percent (100%)" for the number "one hundred and twenty-five percent (125%)" where the latter appears therein.

                   ARTICLE XIV. MISCELLANEOUS
                   --------------------------

Section 14.1. Rights of Employees and Participants.  No Employee or Participant
------------  ------------------------------------
shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan, and then only to the extent that there are funds available therefor in the hands of the Trustee. The establishment of the Plan shall not be construed as creating any contract of employment between the Employer and any Employee or otherwise conferring upon any Employee or other person any legal right to continuation of employment, nor as limiting or qualifying the right of the Employer to discharge any Employee without regard to the effect that such discharge might have upon his rights under the Plan.

Section 14.2. Merger With Other Plans.  The Plan shall not be merged or
-----------   -----------------------
consolidated with, nor transfer its assets or liabilities to, any other plan unless each Participant, Beneficiary and other person entitled to benefits, would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately prior to the merger, consolidation or transfer.

Section 14.3. Non-Alienation of Benefits.  The right to receive a benefit under
------------  ---------------------------
the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts, either voluntarily or involuntarily. Any attempt by the Participant, Beneficiary or other person to anticipate, alienate or assign his interest in or right to a benefit or any claim against him seeking to subject such interest or right to legal or equitable process shall be null and void for all purposes hereunder to the extent permitted by ERISA and the Code. Notwithstanding the foregoing or any other provision of the Plan, the Administrator shall recognize and give effect to a qualified domestic relations order with respect to child support, alimony payments or marital property rights if such order is determined by the Administrator to meet the applicable requirements of Code Section 414(p). If any such order so directs, distribution of benefits to the alternate payee may be made at any time, even if the Participant is not then entitled to a distribution. The Administrator shall establish reasonable procedures relating to notice to the Participant and determinations respecting the qualified status of any domestic relations order.

Section 14.4. Failure to Qualify.  Notwithstanding anything in this Plan to the
------------  ------------------
contrary, all contributions under the Plan made prior to the receipt by the Employer of a determination by the Internal Revenue Service to the effect that the Plan is qualified under Code Section 401 shall be made on the express condition that such a determination will be received, and in the event that the Internal Revenue Service determines upon initial application for a determination that the Plan is not so qualified or tax exempt, all contributions made by the Employer or Participants prior to the date of determination must be returned within one (1) year from the date of such determination, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted or such later date as the Secretary of the Treasury may prescribe.

Section 14.5. Mistake of Fact; Disallowance of Deduction.  Notwithstanding
------------  ---------------
anything in this Plan to the contrary, any contributions made by the Employer which are conditioned on the deductibility of such amount under Code Section 404, to the extent of the amount disallowed, or which are made because of a mistake of fact must be returned to the Employer within one year after such disallowance or such mistaken contribution.

Section 14.6. Participation under Prototype Plan.  If the Plan as adopted by
------------  ----------------------------------
the Employer either fails to attain or maintain qualification under the Code, such Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

Section 14.7. Gender.  Where the context admits, words used in the singular
------------  -------
include the plural, words used in the plural include the singular, and the masculine gender shall include the feminine and neuter genders.

Section 14.8.  Headings.  The headings of Sections are included solely for
------------   --------
convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.

Section 14.9. Governing Law.  Except to the extent governed by ERISA and any
------------  -------------
other applicable federal law, the Plan shall be construed, administered and enforced according to the laws of the state in which the Employer has its principal place of business.


                        THE JEFFERSON FUND GROUP TRUST
                PROTOTYPE DEFINED CONTRIBUTION RETIREMENT PLAN

                              ADOPTION AGREEMENT

                                (PENSION PLAN)

          The undersigned Employer hereby adopts and establishes The Jefferson Fund Group Trust Prototype Defined Contribution Retirement Plan. This Plan is subject to the terms set forth below in this Adoption Agreement.

1.    EMPLOYER INFORMATION

      Name:       ------------------------------------------------------------

      Address:    ------------------------------------------------------------

                  ------------------------------------------------------------

      Telephone
            Number:  (----) --------------------------------------------------

      Employer Identification Number:-----------------------------------------

     Type of Entity:  ---    Corporation

                      ---    Partnership

                      ---    Sole Proprietorship

                      ---    Other (please describe)
                              -----------------------------------------------

Employer's Taxable Year is --- calendar year or --- fiscal year beginning -----
--------------------

2.   PLAN INFORMATION

     Plan Administrator (if other than the Employer):

      Name:       ------------------------------------------------------------

      Address:    ------------------------------------------------------------

                  ------------------------------------------------------------
     Telephone
            Number:     (----) -----------------------------------------------

Plan Year is the --- calendar year, --- Employer's fiscal year, or --- year beginning ----------------------

3.   EFFECTIVE DATE

     Execution of this Adoption Agreement (check one):

           --- Establishes a new plan.

           --- Is an amendment to an Original Plan.  This amendment is effective

               -----------------, 19--.

          --- Is an  amendment  to an  Original  Plan under  which  no  further
contributions will be made or participation  permitted (a "frozen plan").   This
amendment is effective ------------, 19--. (You need not complete items 4, 5 or 6 and check item 7(A)(1)).

     The Effective Date of the Plan is ----------------, 19--. (If this is an amended plan enter the date the Original Plan first started.)

4.  ELIGIBILITY REQUIREMENTS

    (A)   Please check one:

          --- An Employee need not complete any waiting period.

          --- In order to become a Participant, an employee must satisfy the following Age and Service Requirements:

          (1) An Employee must complete ----- (enter 1 or 2) Year(s) of Employment. If more than 1 year is selected, you must also
                                                                      ----
                    check item 7(A)(1).

                    A Year of Employment shall mean the 12 consecutive month period beginning on the date an Employee first performs an Hour of Service or an anniversary thereof during which the Employee has completed --------- (insert 1,000 or less) Hours of Service.

                    Hours of Service shall be determined on the basis of the method elected below. Only one method may be elected. The method elected shall be applied to all Employees covered under the Plan.

                    ---     On the basis of actual hours for which an Employee
                         is paid or entitled to payment.

                    ---     On the basis of days worked:

                         An Employee shall be credited with 10 Hours of Service if the Employee would be credited with at least 1 Hour of Service during the day.

                    ---    On the basis of weeks worked:

                         An Employee shall be credited with 45 Hours of Service if the Employee would be credited with at least 1 Hour of Service during the week.

                    ---    On the basis of months worked:

                         An Employee shall be credited with 190 Hours of Service if the Employee would be credited with at least 1 Hour of Service during the month.

               An Employee must attain age ---- (not greater than age 21).

   (B)   Union Employees shall be:

          ---  Included as eligible employees.

          ---  Excluded from participation in the Plan.

               Note: Union Employees must be covered by a collective bargaining agreement between the Employer and employee representatives under which retirement benefits were the subject of good faith bargaining. The term "employee representatives" does not include any organization more than one-half of whose members are officers, executives or owners of the Employer.


5.   COMPENSATION

    (A)  A Participant's "Compensation" shall include (check one):

        ---   All taxable earnings for the Plan Year.

        ---   Only  amounts  earned   after  completion   of  the   eligibility
               requirements selected in 4 above.

    (B)  For any self-employed individual, Compensation means Earned Income.

6.   EMPLOYER PENSION CONTRIBUTIONS

  (A) The Employer Pension Contribution (including forfeitures available for allocation) for each Plan Year shall be -----% (not more than 25%) of the aggregate Compensation and Earned Income of eligible Participants.

  (B)     Allocation Formulas

          The Employer Pension Contribution shall be allocated pursuant to the following formula (check one):

          ---  Compensation Formula

               The Employer Pension Contribution shall be allocated based on each eligible Participant's total Compensation for the Plan Year.
               Note: If the Integration Formula is elected under the Profit Sharing Plan, the Compensation Formula must be elected under this Plan.

          ---  Integration Formula

               The Employer Pension Contribution shall be allocated based on each eligible Participant's Compensation in excess of the
               Integration Level and total Compensation for the Plan Year, subject to the limitations set forth in Section 4.2(b) of the Plan.

               --- The Integration Level  shall be  the taxable  wage base  for
                    FICA tax purposes.

               --- The Integration Level shall  be $----------- (not to exceed the FICA taxable wage base).

                    Note: If the Plan is top-heavy all eligible Participants must first be allocated 3% of their total Compensation and any remaining contribution may be allocated pursuant to the Integration Formula.

7.   VESTING

(A) A Participant shall have a nonforfeitable and fully vested interest in his Employer Pension Contribution Account under the following vesting schedule (check one):

    (1)  --- A Participant shall at  all times have  a nonforfeitable and  fully vested interest.

    (2)  --- A Participant shall be fully vested  after ----- (not more than  3)
                    Years of Service.

    (3)  --- A Participant shall become vested in accordance with the  following schedule:
                                            Vested
       Years of Service                   Percentage
        ---------------                   ----------
         Less than 2                          0%
              2                              20%
              3                              40%
              4                              60%
              5                              80%
          6 or more                         100%

(B) A "Year of Service" shall mean any Plan year in which an Employee completes
          at least -----  (insert 1,000  or less) Hours  of Service.   Years  of
          Service shall include all Years of Service with the Employer except as noted below (check one, both or none):

    (1)  --- All Years of Service prior to the effective date of this Plan (or a predecessor plan) shall be excluded.

    (2)  --- All Years of Service before the Plan Year in which the  Participant attained age 18 shall be excluded.

8.  PARTICIPANT AFTER-TAX CONTRIBUTIONS

     Participant Voluntary Contributions (check one):
    ---  Participant Voluntary Contributions are permitted.


    ---   Participant Voluntary Contributions are permitted only for non-highly
                                                            ----
          compensated employees.

    ---   Participant Voluntary Contributions are not permitted.


9.  NORMAL RETIREMENT AGE

     The Normal Retirement Age shall  be age ---- [insert  an age not to  exceed
     65].

10.  LIMITATION ON ALLOCATIONS

     "Limitation Year", if other than a calendar year, shall mean the 12 consecutive month period ending on the last day of -----------------------.

     Follow these instructions only if the Employer maintains (or has ever maintained) another qualified plan (other than the Profit Sharing Plan) which is either (i) a qualified defined contribution plan other than a Master or Prototype Plan or (ii) a qualified defined benefit plan in which any Participant in this Plan is (or was) a participant or could become a participant, or if the Employer maintains a welfare benefit fund or an individual medical account.

     To comply with Internal Revenue Code requirements, please attach appropriate provisions that limit the amount of Annual Additions allocated to any Participant's Account.
     If you do not attach the appropriate provisions, Sections 6.3. and 6.4 of the Plan will automatically apply.

11.  TOP-HEAVY PROVISIONS

     The interest rate and mortality assumptions for determining Top-Heavy status shall be the assumptions designated under Section 13.2(h) of the Plan, unless different assumptions are selected below.

     The interest rate and mortality assumptions for determining present values to compute the Top-Heavy ratio shall be:

     Interest Rate:  -------%
     Mortality Table:  ----------------------------

12.  ESTABLISHMENT OF ACCOUNTS

(A) Unless elected below, the Trustee shall establish individual Trust Accounts for each Participant.

         --- The Trustee shall establish a single Trust Account in the name of the Employer and the Employer shall keep all records for the individual Participants.

(B) Unless elected below, a Participant shall be permitted to direct the investment of his Account balance.

         --- Participant self-direction of the investment of his Account balance is not permitted.


13. TRUSTEE

     The undersigned as Employer hereby appoints the Firstar Trust Company or its agents to invest all contributions received under the Plan in Investment Company Shares designated by the Employer and in accordance with the Plan.

14. FEES

     The Trustee shall receive fees for its services in respect to each Participant's Account in accordance with the attached fee schedule. The fee schedule may be changed by the Trustee with advance notice from time to time. Annual maintenance fees for each Participant's Account and any fees directly related to activity in that Participant's Account shall be deducted annually and activity fees will be deducted at the time incurred. Sufficient Investment Company Shares will be redeemed to cover this fee.

     Extraordinary services resulting from unusual administrative responsibilities not contemplated by this schedule will be subject to such additional charges as will reasonably compensate the Trustee for the services performed.

15. FUNDING WAIVER

     In the event the Employer obtains a funding waiver under Code Section 412 from the Internal Revenue Service, the Employer shall amend the Plan by adding language which will override the affected provisions of the Plan and this Adoption Agreement (attach appropriate overriding language to this Adoption Agreement to comply with the Code).

     Note: An Employer that amends the Plan because of a waiver of the minimum funding requirements under Code Section 412 will no longer participate in this prototype Plan and will be considered to have adopted an individually designed plan.

16. REPRESENTATION OF EMPLOYER

     The Employer represents that it has consulted its legal and tax advisors with respect to the Plan. The Employer acknowledges that it may not continue participation under the Plan if it fails to attain or maintain tax qualification of the Plan or if it amends the Plan other than by a change in the Adoption Agreement. The Employer agrees that whenever a Participant contribution is made, the Employer will determine that the Participant has received the appropriate current Investment Company prospectus. The Employer represents that the Participant has received such prospectus by depositing contributions with the Trustee.

     The Employer acknowledges that if it has ever maintained or later adopts any plan (including after December 31, 1985, a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(l)(2)) in addition to this Plan (or the Profit Sharing
     Plan), it may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. If the Employer adopts or maintains multiple plans and wishes reliance that the Plan is qualified, application for an individual determination letter should be made to the appropriate District Office of the Internal Revenue Service.

17. ADDITIONAL INFORMATION

     This Plan is sponsored by:

          The Jefferson Fund Group Trust
          839 North Jefferson Street
          Milwaukee, WI  53202
          (414) 225-9990

     Further information regarding this Plan may be obtained by contacting the Plan Sponsor at the address or telephone number listed above.

     The Plan Sponsor will inform the undersigned Employer of any amendments made to this Plan or of the discontinuance or abandonment of this Plan.

     Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan.

     This Adoption Agreement can only be used with Plan document No. 01.


Signature of Employer:  ------------------------------------------------------

Name of person signing above (please print):  --------------------------------

Date:     -----------------------

TRUSTEE ACCEPTANCE

          The undersigned hereby accepts appointment as Trustee under the Plan.


                              FIRSTAR TRUST COMPANY

                                    By:  -------------------------------------

                                    Date:  -----------------------------------


                        THE JEFFERSON FUND GROUP TRUST
                PROTOTYPE DEFINED CONTRIBUTION RETIREMENT PLAN

                              ADOPTION AGREEMENT

                            (PROFIT-SHARING PLAN)

          The undersigned Employer hereby adopts and establishes The Jefferson Fund Group Trust Prototype Defined Contribution Retirement Plan. This Plan is subject to the terms set forth below in this Adoption Agreement.

1.  EMPLOYER INFORMATION

      Name:       ------------------------------------------------------------

      Address:    ------------------------------------------------------------

                  ------------------------------------------------------------
     Telephone
            Number:  (----) --------------------------------------------------

      Employer Identification Number:-----------------------------------------

Type of Entity:     ---  Corporation

                    ---  Partnership

                    ---  Sole Proprietorship

                    ---  Other (please describe)
                              ------------------------------------------------

Employer's Taxable Year is --- calendar year or --- fiscal year beginning -----
------------------------

2.  PLAN INFORMATION

     Plan Administrator (if other than the Employer):

      Name:       ------------------------------------------------------------

      Address:    ------------------------------------------------------------

                  ------------------------------------------------------------

     Telephone
            Number:  (----) -------------------------------------------------

Plan Year is the --- calendar year, --- Employer's fiscal year, or --- year beginning --------------------------

3.   EFFECTIVE DATE

     Execution of this Adoption Agreement (check one):

     ---  Establishes a new plan.

     --- Is an amendment to an Original Plan. This amendment is effective ---- ------------, 19--.

     --- Is an amendment to an Original Plan under which no further contributions will be made or participation permitted (a "frozen plan"). This amendment is effective ----------------, 19--. (You need not complete items 4, 5 or 6 and check item 7(A)(1).)

     The Effective Date of the Plan is -----------------, 19--. (If this is an amended plan enter the date the Original Plan first started.)

4.   ELIGIBILITY REQUIREMENTS

  (A)    Please check one:

         ---  An Employee need not complete any waiting period.

         --- In order to become a Participant, an Employee must satisfy the following Age and Service Requirements:

          (1) An Employee must complete ----- (enter 1 or 2) Year(s) of Employment. If more than 1 year is selected, you must also check item 7(A)(1).

                    A Year of Employment shall mean the 12 consecutive month period beginning on the date an Employee first performs an Hour of Service or an anniversary thereof during which the Employee completed ---------- (insert 1,000 or less) Hours of Service.

                    Hours of Service shall be determined on the basis of the method elected below. Only one method may be elected. The method elected shall be applied to all Employees covered under the Plan.

                    ---   On the basis of actual hours for which an Employee
                         is paid or entitled to payment.

                    ---   On the basis of days worked:

                         An Employee shall be credited with 10 Hours of Service if the Employee would be credited with at least 1 Hour of Service during the day.

                    ---  On the basis of weeks worked:

                         An Employee shall be credited with 45 Hours of Service if the Employee would be credited with at least 1 Hour of Service during the week.

                    ---  On the basis of months worked:

                         An Employee shall be credited with 190 Hours of Service if the Employee would be credited with at least 1 Hour of Service during the month.

      (2)   An Employee must attain age ----- (not greater than age 21).

 (B)     Union Employees shall be:

        ---   Included as eligible employees.

        ---   Excluded from participation in the Plan.

               Note: Union Employees must be covered by a collective bargaining agreement between the Employer and employee representatives under which retirement benefits were the subject of good faith bargaining. The term "employee representatives" does not include any organization more than one-half of whose members are officers, executives or owners of the Employer.

5.  COMPENSATION

    (A)  A Participant's "Compensation" shall include (check one):

         ---  All taxable earnings for the Plan Year.

         ---  Only  amounts  earned   after  completion   of  the   eligibility
               requirements selected in item 4 above.

(B) For any self-employed individual covered under the Plan, Compensation means Earned Income.

6.  EMPLOYER PROFIT SHARING CONTRIBUTIONS

(A) The Employer Profit Sharing Contributions for each Plan Year shall be (check one):

          --- A discretionary amount determined by the Employer, but not more than 15% of the aggregate Compensation and Earned Income of Participants eligible to share in such contribution for the Plan Year.

          --- An amount equal to -----% (not more than 15%) of the aggregate Compensation and Earned Income of Participants eligible to share in such contribution for the Plan Year.
(B) Employer Profit Sharing Contributions:

          ---  Shall be made out of Net Profits.

          ---  May be made without regard to Net Profits.

(C)       Allocation Formulas

          The Employer Profit Sharing Contributions (and forfeitures) shall be allocated to the accounts of eligible Participants pursuant to the following formula (elect one):

   (1)    ---     Compensation Formula

                    Employer Profit Sharing Contributions (and forfeitures) shall be allocated based on each eligible Participant's total Compensation for the Plan Year.

                    NOTE:   If the  Integration Formula  is selected  under  the
                    Pension Plan, the Compensation Formula must be selected under this Plan.

   (2)    ---     Integration Formula

                    Employer Profit Sharing Contributions (and forfeitures) shall be allocated based on each eligible Participant's Compensation in excess of the Integration Level and total Compensation for the Plan Year, subject to the limitation set forth in Section 4.1(b) of the Plan.

                    ---     The Integration Level  shall be  the taxable  wage
                         base for FICA tax purposes.

                    ---     The Integration  Level shall  be  $---------------
                         (not to exceed the FICA taxable wage base).

               NOTE: If the Plan is top-heavy all eligible Participants must first be allocated 3% of their total Compensation and any remaining contributions may be allocated pursuant to the Integration Formula.

7.  VESTING

(A) A Participant shall have a nonforfeitable and fully vested interest in his Employer Profit Sharing Contribution Account under the following vesting schedule (check one):

   (1) --- A Participant shall at  all times have  a nonforfeitable and  fully vested interest.

   (2) --- A Participant shall be fully vested  after ----- (not more than  3)
                    Years of Service.

   (3) --- A Participant shall become vested in accordance with the  following schedule:
                                            Vested
       Years of Service                   Percentage
       ----------------                   ----------
         Less than 2                          0%
              2                               20%
              3                               40%
              4                               60%
              5                               80%
          6 or more                          100%

(B) A "Year of Service" means any Plan Year in which an Employee completes at least ----- (insert 1,000 or less) Hours of Service. Years of Service shall include all Years of Service with the Employer, except as noted below (check one, both or none).

            "All Years of Service prior to the effective date of this Plan (or a predecessor plan) shall be excluded.

            "All Years of Service before the Plan Year in which the  Participant attained age 18 shall be excluded.


8.  CASH OR DEFERRED ARRANGEMENT (Section 401(k))

     Please check one:

    ---  This Plan will include  a cash or  deferred arrangement (complete  the
          remainder of  this Section).    The Effective  Date  of this  Cash  or
          Deferred Arrangement (Section 401(k)) is ----------------, 19--.

    --- This Plan will not include a cash or deferred arrangement (do not complete the remainder of this Section).

(A) Elective Deferrals.

    (1)   An Employee shall be eligible to make Elective Deferrals under Article
               V  of  the  Plan   upon  satisfying  the  following   eligibility
               requirements:

               --- An Employee  must complete  --- (not  greater than  1  year)
                    Years of Employment.

               --- An Employee must attain age --- (not greater than 21).

               --- Union Employees are excluded from making Elective Deferrals.

               --- All Employees are eligible to make Elective Deferrals.

   (2)  An Employee may elect to make Elective Deferrals to the Plan equal  to a percentage  of regular  salary or  wages for  a pay  period  as
               specified  in  a  salary   reduction  agreement.    The   maximum
               percentage of Elective Deferrals shall be ----%.

               --- Elective Deferrals may be based on cash bonuses paid to  the
                    Employee. The maximum percentage of such Elective Deferrals shall be -----%.

   (3)   An Employee may change the rate of his Elective Deferrals:

                --- On the first day of each Plan Year.

                --- And on the following additional dates: ----------------.


(B) Matching Contributions

    (1)  The percentage of  Elective Deferral contributions  which are  matched is:

              ---  -----%

              ---  ----- of the first ------% of Elective Deferrals.

              ---  A percentage determined  by the  Employer, but  will not  be more than 100%

    (2)  Matching Contributions are made:

              ---  Each pay period in which Elective Deferrals are made.

              ---  At the  end  of the  Plan  Year for  Employees  meeting  the requirements for annual contributions.

    (3)  Matching Contributions will vest  under the following schedule  (elect one):

              ---  Employee shall at all times have a nonforfeitable and  fully vested interest in any Matching Contributions.

                    NOTE: If this option is selected, Matching Contributions may be used under the average deferral tests for purposes of Elective Deferrals under the Cash or Deferred Arrangement (Section 401(k)).

              ---  An  Employee  shall   be  fully  vested   in  any   Matching
                    Contributions after ---- (not more than 3) Years of Service.

              ---  An  Employee   shall   become   vested   in   any   Matching
                    Contributions in accordance with the following schedule:

                                       Nonforfeitable
       Years of Service                  Percentage
       ----------------                --------------
         Less than 2                         0%
              2                              20%
              3                              40%
              4                              60%
              5                              80%
          6 or more                         100%

 (C)    Special Conditions

               --- The  Employer  may  make  Qualified  Matching  Contributions subject to Section 5.4 of the Plan.

               --- The Employer may  make Qualified Non-Elective  Contributions subject to Section 5.4 of the Plan.

                    Note: These special contributions are used to satisfy the nondiscrimination tests which apply to elective deferral and matching contributions.

 (D)     Hardship Withdrawals

               ---  Withdrawals on account of financial hardship are allowed in accordance with Section 5.5(a) of the Plan.

               ---  Withdrawals  on  account  of  financial  hardship  are   not

                    allowed.

9. PARTICIPANT AFTER-TAX CONTRIBUTIONS

     Participant Voluntary Contributions (check one):

     ---  Participant Voluntary Contributions are permitted.


     ---  Participant Voluntary Contributions are permitted only for non-highly compensated employees.

     ---  Participant Voluntary Contributions are not permitted.


10. WITHDRAWAL OF EMPLOYER PROFIT SHARING CONTRIBUTIONS

     --- A Participant who has participated in the Plan for at least 5 years may withdraw up to ----% of his vested Employer Profit Sharing Contribution Account after attaining age 59 1/2 or on account of a financial hardship in accordance with Section 8.6 of the Plan.

          Note:  Withdrawals  are not permitted if  the Integration  Formula is
                                  ---
          selected in item 6(C)(2).

     ---  Withdrawals are not permitted.


11. NORMAL RETIREMENT AGE

     The Normal Retirement Age shall be age ----  [insert an age not  to exceed
     65].

12. LIMITATION ON ALLOCATIONS

     "Limitation Year", if other than a calendar year, shall mean the 12 consecutive month period ending on the last day of -----------------------.

     Follow these instructions only if you maintain (or have ever maintained) another plan which is either (i) a qualified defined contribution plan other than a Master or Prototype Plan, or (ii) a qualified defined benefit plan in which any Participant in this Plan is (or was) a participant or could become a participant, or if the Employer maintains a welfare benefit fund or an individual medical account.

     To  comply  with   Internal  Revenue  Code   requirements,  please   attach
     appropriate provisions that limit the amount of Annual Additions allocated to any Participant's account.

     If you do not attach the appropriate provisions, Sections 6.3. and 6.4 of the Plan will automatically apply.

13. TOP-HEAVY PROVISIONS

     The interest rate and mortality assumptions for determining Top-Heavy status shall be the assumptions designated under Section 13.2(h) of the Plan, unless different assumptions are selected below.

     The interest rate and mortality assumptions for determining present values to compute the Top-Heavy ratio shall be:

     Interest Rate:  -----%
     Mortality Table: ------------------------

14. ESTABLISHMENT OF ACCOUNTS

(A) Unless elected below, the Trustee shall establish individual Trust Accounts for each Participant.

          --- The Trustee shall establish a single Trust Account in the name of the Employer and the Employer shall keep all records for the individual Participants.

(B) Unless elected below, a Participant shall be permitted to direct the investment of his Account balance.

            " Participant self-direction of the investment of his Account balance is not permitted.


15. TRUSTEE

     The undersigned as Employer hereby appoints the Firstar Trust Company or its agents to invest all contributions received under the Plan in Investment Company Shares designated by the Employer and in accordance with the Plan.

16. FEES

     The Trustee shall receive fees for its services in respect to each Participant's Account in accordance with the attached fee schedule. The fee schedule may be changed by the Trustee with advance notice. Annual maintenance fees for each Participant's Account and any fees directly related to activity in that Participant's Account shall be deducted annually and activity fees will be deducted at the time incurred. Sufficient Investment Company Shares will be redeemed to cover this fee. Extraordinary services resulting from unusual administrative responsibilities not contemplated by this schedule will be subject to such additional charges as will reasonably compensate the Trustee for the services performed.

17. REPRESENTATION OF EMPLOYER

     The Employer represents that  it has consulted its  legal and tax  advisors with respect to the Plan. The Employer acknowledges that it may not continue participation under the Plan if it fails to attain or maintain tax qualification of the Plan or if it amends the Plan other than by a change in the Adoption Agreement. The Employer agrees that whenever a Participant Contribution is made, the Employer will determine that the Participant has received the appropriate current Investment Company prospectus. The Employer represents that the Participant has received such prospectus by depositing contributions with the Trustee.

     The Employer acknowledges that if it has ever maintained or later adopts any plan (including after December 31, 1985, a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Code Section 419A(d)(3) or an individual medical account, as defined in Code Section 415(1)(2)) in addition to this Plan (or the Pension Plan), it may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code
     Section 401. If the Employer adopts or maintains multiple plans and wishes reliance that the Plan is qualified, application for an individual determination letter should be made to the appropriate District Office of the Internal Revenue Service.

18. ADDITIONAL INFORMATION

     This Plan is sponsored by:

          The Jefferson Fund Group Trust
          839 North Jefferson Street
          Milwaukee, WI  53202
          (414) 225-9990

     Further information regarding this Plan may be obtained by contacting the Plan Sponsor at the address or telephone number listed above.

     The Plan Sponsor will inform the undersigned Employer of any amendments made to this Plan or of the discontinuance of this Plan.

     Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan.

     This Adoption Agreement can only be used with Plan document No. 01.



Signature of Employer:  ------------------------------------------------------

Name of person signing above (please print):  --------------------------------

Date:  ------------------------

TRUSTEE ACCEPTANCE

          The undersigned hereby accepts appointment as Trustee under the Plan.
                              FIRSTAR TRUST COMPANY



                                    By:  ------------------------------------

                                    Date:  ----------------------------------